UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ASTRONOVA, INC.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2025

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 13, 2025, AstroNova, Inc. (the “Company”) made available on the “Protect Your Investment” section of its Investor Relations website (https://investors.astronovainc.com/investors/protect-your-investment/default.aspx) a presentation entitled “Driving Growth and Profitability.” A copy of the presentation is being furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Presentation entitled “Driving Growth and Profitability”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 13, 2025	By:	/s/ Thomas D. DeByle
Thomas D. DeByle
Vice President, Chief Financial Officer and Treasurer

3

A Global Leader in Data Visualization Technologies June 13, 2025 DRIVING GROWTH & PROFITABILITY Exhibit 99.1

Cautionary Statement Information included in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our anticipated performance, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, (i) the risk that our organizational improvements at MTEX may not result in the benefits that we expect; (ii) the risk that our cost-reduction and product line rationalization initiative may not provide the expected benefits; (iii) the risk that we our addressable market in the Product Identification market may not expand as much as we expect and that even if it does expand, we may not be successful in winning additional business in that market; (iv) the risk that our Aerospace customers may increase aircraft productions and acquisitions at the rate we anticipate and may not convert to our ToughWriter line in the volumes or on the schedule that we expect; (iv) the risk that we may not realize the anticipated benefits of our next-generation print engine technology; and (v) those factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and subsequent filings AstroNova makes with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this presentation. Use of Non-GAAP Financial Measures In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation contains the non-GAAP financial measures of recurring revenue, adjusted EBITDA margin, Aerospace segment recurring revenue, and free cash flow. We believe that the inclusion of these non-GAAP financial measures helps investors gain a meaningful understanding of changes in the Company’s core operating results and can help investors who wish to make comparisons between AstroNova and other companies on both a GAAP and a non-GAAP basis. Our management and Board use these non-GAAP financial measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. These measures are also used by our management to assist with their financial and operating decision-making. Please refer to the financial reconciliation table included in this presentation for a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures. We have not reconciled the forward-looking Adjusted EBITDA growth percentage included in its fiscal 2026 financial targets and outlook to the most directly comparable forward-looking GAAP measure because this cannot be done without unreasonable effort due to the lack of predictability regarding cost of sales, operating expenses, depreciation and amortization, and stock-based compensation. The impact of any of these items, individually or in the aggregate, may be significant.

A Global Leader in Data Visualization Technologies Develops, manufactures, and supports a broad array of specialty printers and data acquisition systems that acquire, store, analyze, and transform data in multiple formats in two segments: Flight deck printers for commercial and military aircraft Aircraft networking systems Mail & Sheet Printers Professional Label Printers Direct-to-Package Printers Desktop Label Printer Flexible Packaging Printers AEROSPACE PRODUCT IDENTIFICATION HIGH QUALITY & RELIABILITY

AstroNova has the Right Board to Deliver Long-Term Shareholder Value

BOARD OF PROVEN LEADERS	VS.	UNQUALIFIED ACTIVIST UPSTARTS

AstroNova's Board

- ✔ Proven history of driving growth
- ✔ Highly relevant operational & executive expertise
- ✔ International, governance, legal, sales, and corporate strategy knowledge
- ✔ Public company leadership experience
- ✔ Majority independent

Askeladden's Nominees

- ✘ Unproven team
- ✘ Plans to overreach into operational roles
- ✘ Lack of leadership or operational expertise
- ✘ Lack of public company experience
- ✘ Activist upstarts with history of failed campaigns
- ✘ Threaten to disrupt progress

At a Glance

DIVERSIFIED BUSINESS MODEL

$151M

Revenue in FY 2025

68% Product ID / 32% Aerospace


Aerospace
Product ID

RESILIENT REVENUE STREAM & STICKY CUSTOMER BASE

71%

Recurring Revenue* in FY25

WORLDWIDE PRESENCE

150+

Countries

441

People Globally

Founded in 1969

HQ: West Warwick, RI

Public in 1983

Nasdaq: ALOT

*Recurring revenue is a non-GAAP financial measure. Further information can be found under "Non-GAAP Financial Measures." See the reconciliation of GAAP financial measures to non-GAAP financial measures in the supplementary information tables following this presentation.

4

Table of Contents

1 AstroNova's Strategy and Proven Results

- Executing strategy to drive growth and improved profitability
- Built strong foundation for the future with a track record of growth
- Decisive actions taken
- Critical inflection point for the business
- Recent results demonstrate progress
- Launching next-generation Product ID solutions to expand addressable markets
- Successful transition to company's higher-margin ToughWriter® aerospace printers

PAGES 1 - 22

2 Askeladden's Campaign Disrupts Progress

- Pursuing costly and distracting campaign at a critical inflection point
- Board overreach into daily operations
- Nominees are unqualified and lack understanding of business complexity
- Plan is highly likely to disrupt customer and supplier relationships
- Plan based on inaccurate assessment

PAGE 23 - 28

3 The Right Board, The Right Strategy, The Right Execution

- Highly experienced board with unusual breadth of knowledge for small cap company
- Strong governance culture and structure
- Leading change:
  - ✓ Realigned organizational structure to drive higher levels of accountability
  - ✓ Driving debt reduction and cash generation improvements
  - ✓ Positioned for strong future growth and improved profitability

PAGES 29 - 37

5

Strategic Drivers

AEROSPACE:
ToughWriter® transition

- Decouple from royalty obligations
- Simplifies product portfolio
- More control of aftermarket supplies sales
- Leverages commercial aircraft growing build rates
- On track to hit over 80% ToughWriter unit shipments by end of FY2026

PRODUCT ID:
Disruptive technology launches

- 3 out of 9 planned new products launched, expanding addressable markets
- Next-gen solutions drive higher volume printing capabilities that lead to higher volume ink supply replenishment
- Decouples ink supply from the print engine providing greater control of the supply chain
  - *Makes us more competitive*
  - *Enables stronger margins*

Restructured, Reorganized, Driving Accountability

- Added new talent and simplified leadership structure
- Aligned compensation with key short- and long-term performance metrics
- Reduce headcount 10%
- Simplified product portfolios and reduced supply chain complexity

6

Solid Foundation Built Capturing Critical Technologies

Transformed into a global leader in data visualization technologies

ACQUISITIONS YIELD

- Great engineering,
- New technology,
- Geographic expansion and
- Adjacent market opportunities

ASTRO MACHINE AND MTEX IMPROVEMENTS

- Brought manufacturing in-house,
- Expanded overall manufacturing capabilities and
- Increased control over supply chain.



FEB. 2014

Miltope

Aerospace printer product line



JUN. 2015

RITEC

Aerospace printer product line



FEB. 2017

TrojanLabel ApS

A European manufacturer of specialty printing systems



SEP. 2017

Honeywell narrow-format cockpit data printer

Exclusive rights to manufacture, market, and service



AUG. 2022

Astro Machine

Leader in printing technology for mailing and labeling applications



MAY 2024

MTEX NS

Designer and manufacturer of advanced industrial digital printers for packaging applications

● Aerospace ● Product Identification

7

Solid Growth Over 11 Years

Projecting another record year in FY26 with improved earnings profile

Revenue



Boeing Production Halt / Slow Rate Ramp
COVID Impacts, Supplier Ink Problem
$160 to $165
$68.6
$88.3
$94.7
$98.4
$113.4
$136.7
$133.4
$116.0
$117.5
$142.5
$148.1
$151.3
12-year CAGR 7.5%
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24
FY25
FY26E

Margins challenged:

- Recovered from COVID
- Weathered 737MAX stoppage
- Resolved poor ink supply issue

Forward earnings profile:

- $3 million in cost reductions
- ToughWriter transition
- More supply chain control over time

Adjusted EBITDA Margin*



8.5% to 9.5%
5.7%
1.8%
FY14*
FY14
FY26E

*FY14 Net Income Margin

*Adjusted EBITDA margin is a non-GAAP financial measure. Further information can be found under "Non-GAAP Financial Measures." See the reconciliation of GAAP financial measures to non-GAAP financial measures in the supplementary information tables following this presentation.

8

Leveraged foundational MTEX technology with new innovations built for commercial scale Autonomous ink Unique print engine technology that enables remote printer management and monitoring of ink usage Added larger print format to product portfolio Expanded addressable markets Decisive Execution to Drive Change Enhanced Technology Improved Access to Markets Targeted sales strategy based on product Product Identification Aerospace Created one-stop-shop for customer needs Cross-pollinating from MTEX to AstroNova Empowered People Aligned incentives to segment performance Reorganized Product ID sales teams to improve customer experience Expect to yield higher-level total life cycle engagement with customers interactions Uptrained and upgraded international sales team Reduced Cost Structure $3M expected ann. cost reduction Process improvements 10% headcount reduction Restructured segment and sales leadership

APR 2024 Identified a need for new talent for Product ID and to simplify structure at the Enterprise level MAY 6, 2024 Closed MTEX acquisition MAY 28 - JUNE 7, 2024 Presented as combined entity under AstroNova brand at industry’s largest trade show DRUPA MAY/JUNE 2024 Initiated integration processes JUNE 2024 Began reengineering foundational equipment and print head technology AUG/OCT 2024 Eliminated low-margin, low-performing product lines AUG 2024 Upgraded global IT leadership SEPT 2024 Sourced new talent to address Product ID growth strategy and changes DEC 2024 Realigned Product ID segment to improve accountability DEC 2024 MTEX personnel master plan: removed President/Founder and Treasurer FEB 2025 Sales, marketing and service training blitz to finalize integration of MTEX MAR 2025 Initiated $3 million annualized cost reduction plan (10% headcount reduction, primarily in Product ID) MAR 2025 Appointed Darius Nevin to Board, returning board to 6 members APR 2025 Promoted new talent to segment leadership positions APR 2025 Launched 3 next-generation Product ID solutions; promoted at FESPA and received initial orders JUNE 2025 Announced double-digit revenue growth in Q1 FY26 2024 2025 Execution on Plan to Turnaround Product Identification Segment

Improving Cash Generation Through Continued Efficiency Actions 1 Inventory reduction program in place: Multi-sourcing components Expanding just-in-time supplier base Implementing vendor owned and managed inventory and also consignment inventory Reducing SKUs and simplifying supply chain drives increased inventory turns Extending terms with suppliers for pricing advantages 2 Increasing outsourcing non-core manufacturing processes 3 Strengthening cash conversion contract terms with customers 4 Integrating enterprise-level ERP system across global operations North America upgrade complete EMEA to be completed in Q3

Catalysts to Drive Growth

AEROSPACE

- Leveraging leadership position by transitioning first-generation flight deck printers to ToughWriter solutions
- Moving past minimum royalty obligations with Honeywell, removing $1 million in annualized costs*, which will improve operating profit
- Transition to ToughWriter replaces legacy printers with more profitable, next generation printers and reduces royalty obligations for Honeywell printers.

PRODUCT ID

- Capitalizing on new print engine technology improves competitive position and expands margins
- Competitive advantage with print engine technology provides lower total cost of ownership for customers, enabling opportunity for faster growth
- Growing printer installed base and adding larger, higher volume printers to product portfolio drives greater demand for recurring supplies, parts and service revenue
- Acquisition expands addressable market with larger overprint and flexible packaging printers
- Building installed base and controlling ink supply

*Based on estimates for FY2026 and FY2027

12

Strategy Execution Delivers Results Delivered 14.4% revenue growth driven by double digit growth in both segments 16.8% growth in Aerospace 13.4% growth in Product Identification PRODUCT ID: Launched innovative, next-generation printing solutions 3 Product ID products launched and 6 more in development Positive secular trends (Aero) Value- generating M&A Innovative Print-engine technology (Product ID) Expansion in growing markets Accelerated cost reductions $1.9M of annualized cost savings actions taken in Q1FY26 $3M total annualized savings expected to be essentially complete in 1H FY 2026 Reaffirmed FY 2026 expectations Revenue to range from $160M to $165M Adjusted EBITDA margin to expand to 8.5% to 9.5% AEROSPACE: Sticky cockpit printer solutions $10M multi-year Aerospace defense contract renewed First Quarter FY2026 Highlights

Product Identification Market Opportunity

At the Forefront of the Analog to Digital Print Evolution

$ in millions


AstroNova TTM Q1FY26
Product ID Sales by Market
Professional Label $13.9
Mail & Sheet Printing $15.7
Direct-to-Package Printing $12.7
Flexible Packaging $1.3
Other $0.5
Desktop Label Printer $61.3
$105.4 million



$1.3B | Hardware TAM* *PLUS* ink and media

Mail & Sheet Printing | $561M TAM*
- Move through backlog

Professional Label | $438M TAM*
- New product launch; OEM expansion
- Cost per label very low

Direct-to-Package Printing | $165M TAM*
- New product launch; cross-selling
- Various mediums, i.e. corrugated and paperboard

Desktop Label Printer | $64M TAM*
- New product launch
- Sales expansion leveraging Portugal base
- ~10% market share*

Flexible Packaging | $57M TAM*
- New printhead technology; Focused sales campaign
- Various mediums, i.e. Paper, Film, Foil

* Company estimates, "The Future of Digital Printing to 2035", Dr. Dean Sean Smyth and other industry sources

15

Changed Leadership Driving Organizational Energy & Focus Reimagined Go-to-Market Strategy Jorik Ittmann Senior Vice President of Product Identification Padraig Finn Director of Sales EMEA Centered on the customer Streamlined for simplicity Key metrics and accountability Strong relationships in new markets BEFORE PI Commercial Organization Acquisition and retention teams Enhances management of web-generated leads Accelerates response time to capture wins Structured, purposeful outbound outreach Product ID: Go-to Market Strategy Customer Acquisition Team Marketing Inside Sales Field Sales Customer Success Team Onboarding Customer Service Technical Support Post Sales Hand-off AFTER New Customers Existing Customers Technical Support Marketing Repairs Customer Service Media Sales Sales Support Field Sales

Accelerated Next-gen Product Portfolio Launch Dates by Several Months QL-425/425P AJ-800/800P AJ-1300/1300P AJ-1200R/1200RP QL-435/435P Expanding addressable market, creating more opportunities for growth Innovation and Speed-to-Market to Drive Growth Innovative New Products Improved printhead quality and reliability Over-the-air (OTA) updates Ability to use both dye and pigment ink types Strategic supplier partnerships Products engineered for global compatibility Simplified user interface for easy setup and daily use Proprietary ink control Automatic print maintenance Real-time equipment monitoring Apr. 25 May 25 May 25 Jun 25 June 25 July 25 July 25 Sept. 25

MTEX original design was complex with lower quality performance Upgraded Design: Print engine upgrade, control board, pressure modules and pump improvements for ink delivery system Robust material handling system for precise positioning Replaceable cleaning module Advanced engineering improves the underlying technology New Technology provides: Reduced ink costs Higher speed Higher output Lower overall lifecycle costs Next-Gen Print Engine Foundation for Scalable Growth and Market Leadership Strategic Outlook: Supports scalable, automated solutions Influence over supplies business Continued innovation and competitive advantage

Leading Market Position in Aerospace

30,000+ Printer installed-base

49% Recurring Aerospace revenue*

Strong Competitive Moat	• Certified by major OEMs • Long-term contracts with OEMs and >100 airlines • Acquired rights to embedded equipment
Leading position grows with aircraft build rates	• Deeply embedded relationships • Approved Tier One supplier to Airbus and Boeing • Large installed base
Innovative Technology	• Lighter weight, higher reliability with ToughWriter solution
Revenue Visibility	• Multi-year contracts in place • Strong aftermarket business with OEM paper and MRO

Key Recurring Customers

OEMS:

BOEING, AIRBUS, LOCKHEED MARTIN, Gulfstream, EMBRAER

Other Tier One suppliers:
Honeywell, Collins Aerospace, Safran, Thales

> 100 airlines including:
Delta, American, Qatar, Cathay Pacific, British Airways, Lufthansa, Emirates and more

*Recurring revenue is a non-GAAP financial measure. Further information can be found under "Non-GAAP Financial Measures." See the reconciliation of GAAP financial measures to non-GAAP financial measures in the supplementary information tables following this presentation.

20

Aerospace Growth Catalysts Strong Commercial Aerospace Macro Backdrop Growing Commercial Aerospace Industry with Expanding Markets and More Passenger Miles OEM Build rates increasing at a pace of 5% to 6% annually Over 7 years of aircraft backlog: B737 and A320 Aircraft Families Estimated Annual Production Rate 2025-2027 Source: Industry data Airbus A220 A320neo A330neo A350   491 7214 227 736 Boeing B737 B767 B777 B787   4749 101 595 828

ToughWriter Value Proposition

Why Customers Want ToughWriter

- Fuel savings and aircraft efficiency
- Enhanced safety
- Faster decision-making

How AstroNova Benefits

- Replaces first generation printers, simplifies product portfolio and reduces SKUs to drive improved margins
- Honeywell minimum royalty rolls off in September 2027 *($1 million in SG&A costs; was $1.5 million in FY25)*

Honeywell Royalty Obligation Rolls Off in FY 2028

$ in millions



$3.4
$4.1
$4.4
$4.2
$4.2
$0.4
FY 2023
FY 2024
FY 2025
FY 2026E
FY 2027E
FY 2028E
Aerospace Royalties

22

Askeladden’s Proxy Contest Disrupts Progress

Costly Campaign Disrupts Current Progress Continuity needed to execute on operations, sales & marketing, new product launches Askeladden founder Samir Patel’s campaign stands to disrupt critical inflection point A disruption to working relationships with key commercial and defense customers puts ToughWriter transition progress in jeopardy To date, Samir’s campaign has caused distraction among employees, management, and the Board Key resources distracted from crucial execution phase of growth plan

Samir’s Plan Calls for Board Overreach into Daily Operations Proposes extremely disruptive actions demonstrating lack of experience with Board governance with an appalling level of Board overreach Relationship Overreach in His Plan “Directors will meet with AstroNova’s lender” “Directors will meet with large customers and suppliers” “Negotiating…payables and receivables terms” Operational Overreach in His Plan “micromanage costs” “reducing spending on trade shows and reallocating those funds” “Evaluate production equipment”

Samir Stands to Disrupt Existing Customer Relationships What relationships do Samir and his nominees have? Relationships require deep technical expertise, trust, and consistent engagement, factors that take years to develop ? CEO Greg Woods has built trusted relationships Tier 1 suppliers Over 100 airlines and leasing companies AEROSPACE Suppliers and dealers Large retailers, pharmaceutical companies, and multinational CPGs PRODUCT ID

Samir’s Slate is Unqualified to Guide and Operate ALOT Lack Understanding of Business Complexity, Yet Wants to Run Operations Samir wants to insert his Board nominees into daily operations; YET they: Lack experience in manufacturing Have not demonstrated executive leadership No relations with Aerospace and Commercial Print customers No demonstrated knowledge of FAA regulation and regulatory processes in Aerospace and Defense Lack experience in International operations Weak representation of public company reporting obligations Patel Kravetz Sands Oviatt Roberts PubCo Board Experience PubCo Executive Leadership Commercial Print Sales Marketing Global Supply Chain International Operations ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

Strategic Alternative Plan Based on Inaccurate Assessment Diversified data visualization technology business Pure-play servo valve business Sells complete certified avionics systems Long-term contracts with minimal term flexibility Sells sub-components used in a variety of third-party products VS. Samir’s use of a recent fundamentally dissimilar deal as basis for his sale suggestion is misguided and inaccurate: Different business models Different levels of operational complexity The Board continually assesses strategic opportunities to unlock shareholder value; believes best current path is to continue to execute on strategy and deliver results Pricing and terms flexibility VS. VS.

The Right Board, The Right Strategy, The Right Execution

Gregory Woods President and Chief Executive Officer Alexis Michas Director Richard Warzala Lead Independent Director 30+ years of leadership in industrial manufacturing and motion control systems Chairman, President & CEO of Allient Inc. (Nasdaq: ALNT) Director of AstroNova since 2017 Former President of Danaher Corporation’s Motion Components Group Held multiple senior executive roles at American Precision Industries, including Corporate VP and President of API Motion Division Industry expertise spans Vehicle, Medical, Aerospace & Defense, and Industrial/Electronics markets Holds a bachelor’s degree and MBA from SUNY 25+ years of executive leadership in industrial tech, semiconductors, and electronics CEO of AstroNova (Nasdaq: ALOT) since 2014; joined as EVP & COO in 2012; Director since 2014 Former Managing Director at Medfield Advisors, guiding strategy for high-tech manufacturing firms Previously CEO of Control Technology Corp. and President of Performance Motion Devices Former President of API Controls, a division of Danaher Holds degrees in Physics (Colgate), Engineering (Dartmouth), and an MBA from University of Rochester Founder and Managing Partner of Juniper Investment Company, a value-focused investment firm since 2008, and Principal at Aetolian Investors Director of AstroNova since 2022 Non-Executive Chairman of BorgWarner Inc. and Revvity Inc.; Director at Theragenics Corporation and funds managed by Atlantic Investment Management Former Chairman of Lincoln Educational Services and Director at Allied Motion Technologies Holds a BA from Harvard College and an MBA from Harvard Business School Board Brings Direct, Relevant Experience in M&A, Finance, and Global Operations

Yvonne Schlaeppi Director Mitchell Quain Darius Nevin Director Director Former CFO of Protection One, leading a major financial turnaround and successful company sale Director of AstroNova since 2025 Board member of Alarm.com (Nasdaq: ALRM) since 2016, a global leader in IoT security and automation Chairman of Psychemedics Corporation’s board since 2022, specializing in drug testing solutions Served on WCI Communities’ board from IPO in 2013 through its 2017 sale Holds a bachelor’s degree from Harvard University and an MBA from University of Chicago Booth School of Business Member of the Executive Council at American Securities, Inc.; former Senior Advisor at Carlyle Group Director of AstroNova since 2011 Former Partner at One Equity Partners and Senior Director at ACI Capital Corp. Served as Chairman of Register.com, Inc. (2002–2005) and held senior roles at ABN AMRO, including Vice Chairman Past Chairman of MagneTek, Inc. and former director of Hardinge Inc. and RBC Bearings, Inc. Holds a bachelor’s degree from the University of Pennsylvania and an MBA from Harvard University 35+ years of international business and corporate governance experience Director of AstroNova since 2018 Former board member of NASDAQ-listed OpGen and Euronext Paris-listed Stallergenes Greer plc Recognized Board Leadership Fellow and Directorship Certified® by the NACD (2017–present) Senior leadership roles at public companies Johnson Controls and Akzo Nobel and expertise in high-security document printing Former partner and Chair of International Practice Group at Palmer & Dodge LLP Holds a bachelor’s degree from Princeton University and a JD from Columbia University School of Law Board Brings Direct, Relevant Experience in M&A, Finance, and Global Operations

AstroNova Board Demonstrates Best-in-Class Corporate Governance Majority Independent Yearly Elections Fresh board with Darius Nevin appointment Diverse mix of fresh perspectives and institutional knowledge

Strong Governance Structure Annual election of directors Stock ownership and retention guidelines Open door policy for investors 5 out of 6 independent Company director nominees Annual Board and committee evaluations Range of Company director nominee tenures One-share, one-vote standard Separate CEO and Lead Independent Director Regular Board executive sessions Board diversity No “poison pill” Director Tenure No director’s term of service exceeds 15 years GENDER DIVERSITY 17% AVERAGE AGE 68 INDEPENDENCE 83%

AstroNova has the Right Board to Deliver Long-Term Shareholder Value AstroNova’s Board Proven history of driving growth Highly relevant operational & executive expertise International, governance, legal, sales, and corporate strategy knowledge Public company leadership experience Majority independent Askeladden’s Nominees Unproven team Plans to overreach into operational roles Lack of leadership or operational expertise Lack of public company experience Activist upstarts with history of failed campaigns Threaten to disrupt progress BOARD OF PROVEN LEADERS UNQUALIFIED ACTIVIST UPSTARTS VS.

Simplified Leadership Structure to Drive Accountability BEFORE: AFTER:

Long-term Incentive Plan Linked to Shareholder Value Creation Directly ties executive compensation to 3-year revenue growth and adjusted earnings per share targets Strongly connects executive pay to the long-term interests of our shareholders Increases the level of accountability for the leadership team to execute on AstroNova’s strategy 1) Cumulative organic revenue growth is defined as the amount, expressed as a percentage, by which AstroNova’s revenue in fiscal year 2028, excluding any revenues attributable to any subsidiary, product line or other line of business it may acquire subsequent to January 31, 2025, exceeds its revenues for the fiscal year ended January 31, 2025 2) Adjusted earnings per share is defined as AstroNova’s earnings per share, as calculated in accordance with GAAP, adjusted to exclude the impact of non-recurring items, as approved by AstroNova’s Human Capital and Compensation Committee, such as restructuring charges, impairment charges, and unbudgeted gains or losses outside the control of management. Cumulative organic revenue growth1 in fiscal year 2028 of at least 20% over fiscal year 2025 revenue, with increasing payouts for growth of up to 30%, and Adjusted earnings per share2 in fiscal year 2028 of at least $1.35, with increasing payouts for adjusted earnings per share of up to $1.85.

Capitalization ($ in millions) 4/30/25 1/31/25 Cash and cash equivalents $5.4 $5.1 Net debt $39.4 $41.6 Shareholders’ equity $76.3 $75.8 Total capitalization $115.7 $117.4 Cash Flow Three Months Ended Q4 FY 2025 ($ in millions) 4/30/25 4/27/24 1/31/25 Net cash provided by operating activities $4.4 $6.9 $6.5 Capital expenditures $0.1 $0.5 $0.4 Free cash flow (FCF)(1) $4.4 $6.4 $6.9 $3.9M in debt paid down during the quarter 3.5X EBITDA to Funded Debt ~$12.6M in liquidity at quarter end $5.4M in cash and cash equivalents $7.2M borrowing capacity Capital Structure and Cash Flow NOTE: Components may not add up to totals due to rounding. Free cash flow is a non-GAAP financial measures. Further information can be found under “Non-GAAP Financial Measures.” See the reconciliation of GAAP financial measures to non-GAAP financial measures in the table above for the reconciliation of free cash flow. We define Free Cash Flow as net cash from operating activities less capital expenditures.

Executing a Clear Growth Strategy


AOS Tools
Continuous Improvement
Data Visualization Technology
Building
CUSTOMER FIRST
AstroNova
One Global Team
Integrity & Mutual Respect
Building Value
Superior Quality, Delivery, Cost & Growth

Driving Revenue Growth

- Expect to launch six additional next-generation Product ID solutions in FY2026
- Strong initial traction with three recent Product ID launches, expanding end markets in Professional Label and Package Printing
- Continuing to transition customers to ToughWriter solutions
- Targeted sales strategy to drive geographic and end market expansion

Streamlining Operations and Reducing Costs

- On track to accelerate cost reduction plan by completing $3 million annualized cost reduction actions by Q2
- Reduced headcount, realigned segment leadership, and uptrained existing salesforce
- New print engine technology gives AstroNova greater control over ink and key component supply chains

Reiterating FY 2026 Guidance

- Expect full year revenue of $160M to $165M / Adjusted EBITDA margin in the range of 8.5% to 9.5%

38

Questions?

Supplemental Information

Non-GAAP Reconciliation of Fiscal Year 2025 Recurring Revenue PI [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] BalanceType A A T&M [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR YTD QTR YTD Period 1 3 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of Segment Gross Profit to Non-GAAP Segment Gross Profit Amounts In Thousands (Unaudited) Three Months Ended April 30, 2025 April 27, 2024 ProductIdentification Aerospace Total ProductIdentification Aerospace Total Segment Gross Profit $8,727 $3,925 $12,652 $8,326 $3,646 $11,972 Inventory Step-Up 60.82950718 0 60.82950718 0 0 0 Restructuring Charges 172.511 167.00700000000001 339.51800000000003 0 0 0 Non-GAAP - Segment Gross Profit $8,961.3405071800007 $0 $4,092.70000000001 $13,053.34750718 $8,326 $0 $3,646 $0 $11,972 Revenue $26,289.137561799002 $11,419.105394 $37,708.242955799004 $23,185 $9,776 $32,961 Gross Profit Margin 0.33196220223980599 #DIV/0! 0.34372219754292949 #DIV/0! 0.33552345610031398 0.3591114945007548 #DIV/0! 0.37295417348608839 #DIV/0! 0.36321713540244532 Non-GAAP Segment Gross Profit Margin 0.34087616933473736 #DIV/0! 0.35834742379644596 #DIV/0! 0.34616695141380427 0.3591114945007548 #DIV/0! 0.37295417348608839 #DIV/0! 0.36321713540244532 ASTRONOVA, INC. Reconciliation of Segment Operating Income to Non-GAAP Operating Income Amounts In Thousands (Unaudited) Have to populate manually for FY24 & FY25 because sales & COS did not go to departments Three Months Ended April 30, 2025 April 27, 2024 ProductIdentification Aerospace Total ProductIdentification Aerospace Total AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat [40000.79999] * * * * * * * * * * Segment Operating Income $2,790.8701496630001 $2,763.9729689620003 $5,554.843118625 $2,991 $1,722 $4,713 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 60.82950718 0 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 267.78155680999998 168 435.78155680999998 0 0 0 70322 * * * * * * * * * * MTEX-related Acquisition Costs 0.22773559999999993 0 0.22773559999999993 0 0 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 0 0 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 0 0 0 0 Non-GAAP - Segment Operating Income $3,119.7089492529999 $0 $2,931.9729689620003 $6,051.6819182150002 $2,991 $0 $1,722 $0 $4,713 [40000.49999,/47001] * * * * * * * * * * Revenue $26,289.137561799002 $11,419.105394 $37,708.242955799004 $23,185 $9,776 $32,961 Operating Margin 0.10616058222154995 0.24204811792124178 #DIV/0! 0.14731110980525658 0.12900582273021349 0.17614566284779051 #DIV/0! 0.14298716665149722 Non-GAAP Operating Margin 0.11866912491592264 0.25676030370142322 #DIV/0! 0.16048697695378394 0.12900582273021349 0.17614566284779051 #DIV/0! 0.14298716665149722 Twelve Months Ended April 30, 2025 April 27, 2024 ProductIdentification Test &Measurement Total ProductIdentification Test &Measurement Total [40000.69999,/47001,/57001] * * * * * * * * * * Segment Operating Profit (Loss) $-8,742.6630766840008 $-3,909.780448944 $,-12,652.443525628001 $10,087 $10,200 $20,287 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 60.82950718 0 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 267.78155680999998 170.32777999999999 438.10933680999995 0 0 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 0 0 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 0 0 0 0 Non-GAAP - Segment Operating Profit $-8,414.52012694001 $-3,739.4526689439999 $,-12,153.504681638002 $10,087 $10,200 $20,287 Note: Segment Operating Income excludes General & Administrative Expenses BalanceType A A A A A A Conversion PERIOD 03 2025 06 2025 09 2025 12 2025 12 2025 03 2026 Year 2025 2025 2025 2025 2025 2026 Format QTR QTR QTR QTR YTD QTR Period 1 2 3 4 12 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy Legacy Legacy Legacy Legacy ASTRONOVA, INC. Revenue by Type (Unaudited, $ in thousands) AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY 2025 Q1 FY26 Product ID Hardware $3,801.7170000000001 $4,310.6750700000002 $4,590.2781065751997 $5,591.3639999999996 $18,294.34176575198 $4,776 Product ID Recurring Supplies, Parts & Service 19,383.302 22,853.85917 21,727 20,087.27607 84,050.502129999993 21,513 Total Product ID $23,185.19 $27,164.534240000001 $26,317.278106575199 $25,677.640070000001 $,102,344.53630657519 $26,289 [41000] * * * * * * * * * * Aerospace Hardware $5,072.9429999999993 $8,047.9922399999996 $7,032.1536999999989 $6,185 $26,338 $6,519 Aerospace Recurring Supplies, Parts & Service 4,702.692 5,326.879999999997 7,073.2130000000006 5,498 22,600 4,900 Total Aerospace $9,775.6349999999984 $13,374.80239999999 $14,105.366699999999 $11,683 $48,938 $11,419 AstroNova Hardware $8,874.66 $12,358.667310000001 $11,622.431806575198 $11,776.364 $44,632.34176575195 $11,295.221140461999 [42000,42500,44500] * * * * * * * * * * AstroNova Recurring Supplies, Parts & Service 24,085.993999999999 28,179.947169999999 28,800.213 25,585 ,106,650.50212999999 26,413.21815336997 TOTAL $32,960.653999999995 $40,538.614480000004 $40,421.644806575197 $37,361.364000000001 $,151,282.53630657517 $37,708.242955798996 ASTRONOVA, INC. Condensed Consolidated Statements of Cash Flows (In Thousands) (Unaudited) Three Months Ended April 30,2025 April 27,2024 Cash Flows from Operating Activities: Net Income (Loss) $-,376 $1,181 Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities: Depreciation and Amortization 1,290 911 Grant Income charged to Depreciation 56 0 Amortization of Debt Issuance Costs 8 6 Share-Based Compensation 306 325 Deferred Income Tax provision (Benefit) -52 0 Changes in Assets and Liabilities: Accounts Receivable 210 5,130 Inventories -2,704 1,117 Income Taxes 172 -,532 Accounts Payable and Accrued Expenses 3,622 -1,213 Deferred Revenue 1,041 -,183 Other 822 162 Net Cash Provided by Operating Activities 4,395 6,904 Cash Flows from Investing Activities: Purchases of Property, Plant and Equipment -60 -,492 Net Cash Used by Investing Activities -60 -,492 Cash Flows from Financing Activities: Net Cash Proceeds from Employee Stock Option Plans 0 18 Net Cash Proceeds from Share Purchases under Employee Stock Purchase Plan 51 30 Net Cash Used for Payment of Taxes Related to Vested Restricted Stock -,155 -,432 Repayments under Revolving Credit Facility -2,872 -5,500 Payment of Minimum Guarantee Royalty Obligation -,428 -,375 Principal Payments of Long-Term Debt -,826 -,710 Net Cash Used for Financing Activities -4,230 -6,969 Effect of Exchange Rate Changes on Cash and Cash Equivalents 198.25866639943268 20 Net (Decrease) Increase in Cash and Cash Equivalents 303.25866639943268 -,537 Cash and Cash Equivalents, Beginning of Period 5,050.1220000000003 4,527 Cash and Cash Equivalents, End of Period $5,353.3806663994328 $3,990 Supplemental Information: Cash Paid (Received) During the Period for: Interest $770 $409 Income Taxes, net of refunds $-,100 $93 Non-Cash Transactions: Operating Lease Obtained in Exchange for Operating Lease Liabilities $936.44799999999998 $358 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of Net Income to Adjusted EBITDA Amounts In Thousands (Unaudited) Three Months Ended April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 [80001.80004,/80004] * * * * * * * * * * Interest Expense 896.62556303300005 482.39123384299995 [80051.80058,/80054] * * * * * * * * * * Income Tax Expense (Benefit) 75.115403541999996 -,433.91916476599999 [90001.90002] * * * * * * * * * * Depreciation & Amortization 1,289.810154434 911.17614864200004 [60500.60549,70500.70549,70850.70899] * * * * * * * * * * EBITDA $1,886.1169759469999 $2,140.870813127 [60114,70114] * * * * * * * * * * Share-Based Compensation 305.86491999999998 324.59625 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 CFO Transition Costs 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 Adjusted EBITDA $3,148.456957937 $2,465.4670631270001 Twelve Months Ended April 30,2025 April 27,2024 [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 [80001.80004,/80004] * * * * * * * * * * Interest Expense 896.62556303300005 481.39123384299995 [80051.80058,/80054] * * * * * * * * * * Income Tax Expense (Benefit) 75.115403541999996 -,433.91916476599999 [90001.90002] * * * * * * * * * * Depreciation & Amortization 1,289.810154434 911.17614864200004 [60500.60549,70500.70549,70850.70899] * * * * * * * * * * EBITDA $1,885.1169759469999 $2,139.870813127 [60114,70114] * * * * * * * * * * Share-Based Compensation 305.86491999999998 324.59625 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 CFO Transition Costs 0 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 Adjusted EBITDA $3,146.956957937 $2,464.4670631270001 [40000.49999,/47001] * * * * * * * * * * Revenue 37,708.242955798996 32,960.737248111 Net Income (Loss) Margin -0.99828078837629793 3.6% Adjusted EBITDA Margin 8.3% 7.5% ASTRONOVA, INC. Revenue by Market (in thousands) (unaudited) Product Identification: Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY2025 Q1 FY26 Desktop Label Printers $14,219.990150027068 $16,349.476317795918 $15,407.726697113936 $14,018.912734071258 $59,996.10589900818 $15,477.646226209241 $61,253.761975190348 61.3 Professional Label Printers 3,245.4846471920023 4,230.8137948662379 3,423.4699801538118 2,972.1285218589542 13,871.896944071006 3,247.528791289694 $13,873.465176007972 13.9 Direct to Package/Overprint Printers 1,786.8840239819999 2,924.588226617991 3,627.210664746523 2,718.213103376796 11,056.89601872331 3,395.5758534447336 $12,665.587848186044 12.7 Mail & Sheet/Flat Pack Printers 3,929.913 3,471.850000000005 3,678.7172 4,493.8719999999994 15,573.5872 4,050.1055799999999 $15,693.779779999999 15.7 Flexible Packaging Printers 0 0.18716643292649998 14.931108804159999 1,288.9977004885966 1,304.115975725683 30.468053216971146 $1,334.5840289426542 1.3 Other 2.8296709999999998 188.3818255775839 164.517065650787 186.54057253267018 542.26913476104107 88.338026956315417 $627.7774907173565 0.5 rounded down TOTAL $23,185.101492201069 $27,164.532331290655 $26,316.572716469218 $25,678.664632328273 $,102,344.87117228922 26,289.186618956232 $,105,448.95629904438 $105.4 Aerospace: Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY2025 Q1 FY26 Defense $329.41924999999998 $607.82780000000002 $733.51321999999993 $781.47556000000009 $2,452.2358299999996 $2,502.94114 Commercial Aircraft 3,812.6293600000004 6,299.3298800000002 5,221.832799999989 4,362.9464100000005 19,695.98893 3,444.3716300000001 Regional and Biz Jet Aircraft 696.97999000000004 603.82207000000005 993.28264000000001 802.07358999999997 3,096.1582899999999 250.85058999999998 Aftermarket 4,693.5126666679998 5,326.875257299995 7,058.6560661430012 5,481.975959500001 22,559.353854491001 4,869.1055500000011 Other 243.09404714999999 537.20472999999993 98.830960000000147 255.22644711999911 1,134.3561842699992 352.45186000000001 TOTAL $9,775.6353138180002 $13,374.272005729999 $14,105.366166143 $11,682.81960307 $48,938.93088761001 $11,418.873744 Consolidated Total $32,960.736806019071 $40,538.804337020658 $40,421.938882612216 $37,361.484235398275 $,151,282.96426105022 $37,708.60362956232 BalanceType A A Conversion PERIOD 03 2026 12 2025 Year 2026 2025 Format LTD LTD YTD Period 3 12 12 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Condensed Consolidated Balance Sheets In Thousands (Unaudited) April 30,2025 January 31,2025 ASSETS AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat CURRENT ASSETS [10000.10999] * * * * * * * * * * Cash and Cash Equivalents $5,352.6030002650004 $5,050.1221374460001 [11000.12000] * * * * * * * * * * Accounts Receivable, net 21,365.475952689001 21,217.782860312 [13000.13999] * * * * * * * * * * Inventories, net 51,457.198043199001 47,894.163058134 [14000.15999] * * * * * * * * * * Prepaid Expenses and Other Current Assets 3,005.6907661929999 3,854.789103871 Total Current Assets 81,180.967762346001 78,016.857159762993 [16000.16999] * * * * * * * * * * PROPERTY, PLANT AND EQUIPMENT 63,050.429389427001 62,361.453236759997 [17000.17499] * * * * * * * * * * Less Accumulated Depreciation ,-45,530.251514315001 ,-44,722.497073715997 Property, Plant and Equipment, net 17,520.177875112 17,638.956163044 OTHER ASSETS [18000.18099,18215] * * * * * * * * * * Identifiable Intangibles, net 23,414.214496056 23,518.582543379998 18101 * * * * * * * * * * Goodwill 15,231.97193856 14,514.895241843 [18510.18520] * * * * * * * * * * Deferred Tax Assets, net 8,526.5260201319998 8,430.9758311110018 17501 * * * * * * * * * * Right of Use Asset 2,762.5129296200002 1,781.3936139769999 [18535.18550] * * * * * * * * * * Other Assets 1,686.6616254199998 1,693.3852307990001 TOTAL ASSETS $,150,324.32647246 $,145,595.4578391701 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES [20000.20324,24500] * * * * * * * * * * Accounts Payable $11,383.181888343999 $7,928.630837210001 [21000.23299] * * * * * * * * * * Accrued Compensation 4,877.6298186640006 3,744.5502209839997 [20910,20920,20935,20960,23305,23310.24250] * * * * * * * * * * Other Accrued Expenses 4,165.4201932719998 4,461.2020398889999 [25110.25112] * * * * * * * * * * Revolving Line of Credit 18,370.48 20,929.181700000001 [25100.25106] * * * * * * * * * * Current Portion of Long-Term Debt 6,041.11565144 6,110.1339605040002 [25113,25115] * * * * * * * * * * Short-Term Debt 326.54280239999997 581.48940740400008 [25125.25126] * * * * * * * * * * Current Liability – Royalty Obligation 1,233.700000001 1,357.5296800000001 Current Liability – Excess Royalty Payment Due 579.91600000000005 691 [25200.25999] * * * * * * * * * * Income Taxes Payable -0.26446332899999447 -3.1629999284632501E-6 [20930,26100.26110] * * * * * * * * * * Deferred Revenue 1,666.243551306 543.13551411600008 Total Current Liabilities 48,643.265512097001 46,346.285603454999 NON-CURRENT LIABILITIES [26500.26800] * * * * * * * * * * Long-Term Debt, net of current portion 20,002.38449656 19,043.540906446 28950 * * * * * * * * * * Lease Liabilities, net of current portion 2,318.1515015800001 1,534.5472201320001 28960 * * * * * * * * * * Grant Deferred Revenue 1,144.16824896 1,089.740888567 [26900.26910] * * * * * * * * * * Royalty Obligation, net of current portion 982.08498999999995 1,106.32999 28900 * * * * * * * * * * Income Tax Payables 684.08799999999997 684.08799999999997 27600 * * * * * * * * * * Deferred Tax Liabilities 0 40.351900203999598 TOTAL LIABILITIES 73,773.14274919701 69,844.884508803996 SHAREHOLDERS’ EQUITY 32100 * * * * * * * * * * Common Stock 549.53581379799994 546.93516379799996 [33000.33200] * * * * * * * * * * Additional Paid-in Capital 64,568.777709580798 64,215.23546765202 [35800,35810.35830,39998,40000.99999] * * * * * * * * * * Retained Earnings 49,004.638560691 49,380.498001131105 36000 * * * * * * * * * * Treasury Stock ,-35,198.100740000002 ,-35,043.464670000001 [34400,34700,34800.34860,34900,34901,34950] * * * * * * * * * * Accumulated Other Comprehensive Loss, net of tax -2,373.6987419248403 -3,348.8307660282403 [10000.99999] TOTAL SHAREHOLDERS’ EQUITY 76,550.57789752305 75,750.161275666062 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $,150,323.72064672006 $,145,595.4578447004 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Condensed Consolidated Statements of Income (Loss) In Thousands Except for Per Share Data (Unaudited) Three Months Ended AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat April 30,2025 April 27,2024 $ Variance % Variance [40000.49999,/47001] * * * * * * * * * * Revenue $37,708.242955798996 $32,960.737248111 $4,746.5057076879966 0.14400484042449693 [50000.69999,47001] * * * * * * * * * * Cost of Revenue 25,055.770315861002 20,988.960884206997 4,066.8094316540046 0.1937594459339837 Gross Profit 12,652.472639937994 11,971.776363904002 679.69627603399204 5.7% Total Gross Profit Margin 0.33553599022815839 0.36321324592307508 Operating Expenses: [70000.79999,/72020] * [2*,3*,4*,5*] * * * * * * * * Selling & Marketing 5,553.7474674610003 5,655.9468838659996 -,102.19941640499928 -1.80693734406401% [70000.79999] * 6* * * * * * * * * Research & Development 1,542.852949542 1,603.299373590001 -60.176987817000054 -3.75395283734638% [70000.79999] * [7*,8*] * * * * * * * * General & Administrative 4,983.5667889699998 3,366.9376435969998 1,616.629145373 0.48014822859799294 Total Operating Expenses 12,081.167205973001 10,625.914464821999 1,455.2527411510018 0.13695317668599166 Operating Income 571.30543396499343 1,345.8618990820032 -,774.55646511700979 -0.57550961628776753 [80001.80004,/80004] * * * * * * * * * * Total Operating Margin 1.5150677655139451 4.0832275350853549 [80051.80058,/80054] * * * * * * * * * * Interest Expense 896.62556303300005 482.39123384299995 415.2343291900001 0.86078332286847303 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 116.66727459699999 -,141.66912257399997 -1.214300437405117 [811001.81126] * * * * * * * * * * Income (Loss) Before Taxes -,301.31828109100661 746.80339064200325 -1,048.1216717330099 -1.4034773875785069 [90001.90002] * * * * * * * * * * Income Tax Provision (Benefit) 75.115403541999996 -,433.91916476599999 509.03456830799996 -1.1731092093673887 Net Income (Loss) $-,376.43368463300658 $1,180.7225554080032 $-1,557.1562400410098 -1.3188163746926376 Net Income (Loss) per Common Share - Basic $-4.9794765063950468E-2 $0.15829502016463376 Net Income (Loss) per Common Share - Diluted $-4.9794765063950468E-2 $0.15478795954483524 Weighted Average Number of Common Shares  - Basic 7,559.7039999999997 7,459 Weighted Average Number of Common Shares  - Diluted 7,559.7039999999997 7,628 Twelve Months Ended April 30,2025 April 27,2024 [40000.49999,/47001] * * * * * * * * * * Net Revenue $37,708.242955798996 $32,960.737248111 [50000.69999,47001] * * * * * * * * * * Cost of Revenue 25,055.770315861002 20,988.960884206997 Gross Profit 12,652.472639937994 11,971.776363904002 Total Gross Profit Margin 0.33553599022815839 0.36321324592307508 Operating Expenses: [70000.79999,/72020] * [2*,3*,4*,5*] * * * * * * * * Selling & Marketing 5,553.7474674610003 5,655.9468838659996 [70000.79999] * 6* * * * * * * * * Research & Development 1,542.852949542 1,603.299373590001 [70000.79999] * [7*, ,999999,1*] * * * * * * * * General & Administrative 4,880.388632577 3,366.4376035969999 72020 * [2*,3*,4*,5*] * * * * * * * * Goodwill Impairment 0 0 Total Operating Expenses 11,976.489049579999 10,625.414424822 Operating Income (Loss) 675.98359035799513 1,346.3619390820022 [80001.80004,/80004] * * * * * * * * * * Total Operating Margin 1.7926679616188226 4.0847446128018966 [80051.80058,/80054] * * * * * * * * * * Interest Expense 897.12556303300005 483.39123384299995 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -24.001847976999997 115.66727459699999 [811001.81126] * * * * * * * * * * Income (Loss) Before Taxes -,197.14012469800491 747.30343064200224 [90001.90002] * * * * * * * * * * Income Tax Provision 75.115403541999996 -,433.91916476599999 Net Income (Loss) $-,272.25552824000488 $1,181.2225954080022 Net Income (Loss) per Common Share - Basic $-3.625722842455785E-2 $0.15930176606985869 Net Income (Loss) per Common Share - Diluted $-3.625722842455785E-2 $0.15758038892849549 Weighted Average Number of Common Shares  - Basic 7,509 7,415 Weighted Average Number of Common Shares  - Diluted 7,509 7,496 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of GAAP to Non-GAAP Items In Thousands Except for Per Share Data (Unaudited) Three Months Ended April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat [40000.49999,/47001] * * * * * * * * * * Revenue $37,708.242955798996 $32,960.737248111 [40000.69999,47001] * * * * * * * * * * Gross Profit $12,652.472639938 $11,971.776363903999 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400] * * * * * * * * * * Restructuring Charges 339.51759999999996 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 Non-GAAP Gross Profit $13,052.819747117999 $11,971.776363903999 Gross Profit Margin 0.33553599022815855 0.36321324592307497 Non-GAAP Gross Profit Margin 0.34615295553331155 0.36321324592307497 [70000.79999] * * * * * * * * * * Operating Expenses $12,081.167208802 $10,626.414424822 70322 * * * * * * * * * * MTEX-related Acquisition Expenses -,336.57733000000002 0 72010 * * * * * * * * * * Restructuring Charges -,217.55062481000002 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Expenses $11,526.39253992001 $10,626.414424822 [40000.79999] * * * * * * * * * * Operating Income $571.30543113599992 $1,346.3619390819999 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400,72010] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Income $1,526.780493126 $1,346.3619390819999 Operating Income Margin 1.5% 4.8% Non-GAAP Operating Income Margin 4.5% 4.8% [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 70322 * * * * * * * * * * MTEX-related Acquisition Expenses(1) 257.41533000000004 0 CFO Transition Costs, net 0 0 59008 * * * * * * * * * * Inventory Step-Up(1) 48.663507179999996 0 [62010,56400,72010] * * * * * * * * * * Restructuring Charges(1) 423.57622481000004 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Tax Provision Valuation Allowance 0 Non-GAAP Net Income $354.22091692800007 $1,181.222595408 Net Income (Loss) per Common Share - Diluted $-4.9794825969641146E-2 $0.15485351276979548 MTEX-related Acquisition Expenses(1) 3.4050980038371877E-2 0 CFO Transition Costs, net 0 0 Inventory Step-Up(1) 6.4372238886601903E-3 0 Restructuring Charges(1) 5.6030794963665254E-2 0 Non-GAAP Net Income per Common Share - Diluted $4.672417292105617E-2 $0.15485351276979548 Twelve Months Ended April 30,2025 April 27,2024 [40000.69999,47001] * * * * * * * * * * Gross Profit $12,652.472639938 $11,971.776363903999 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400] * * * * * * * * * * Restructuring Charges 339.51759999999996 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 Non-GAAP Gross Profit $13,052.819747117999 $11,971.776363903999 [70000.79999] * * * * * * * * * * Operating Expenses $12,081.167208802 $10,625.414424822 70322 * * * * * * * * * * MTEX-related Acquisition Expenses -,336.57733000000002 0 CFO Transition Costs 0 72010 * * * * * * * * * * Restructuring Charges -,218.55062481000002 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Expenses $11,526.39253992001 $10,625.414424822 [40000.79999] * * * * * * * * * * Operating Income (Loss) $571.30543113599992 $1,346.3619390819999 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 CFO Transition Costs 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400,72010] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Income $1,526.780493126 $1,346.3619390819999 [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 70322 * * * * * * * * * * MTEX-related Acquisition Expenses, net 336.57733000000002 0 CFO Transition Costs, net 0 0 59008 * * * * * * * * * * Inventory Step-Up, net 60.82950718 0 56400 * * * * * * * * * * Restructuring Charges, net 0 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Tax Provision Non-GAAP Net Income $20.972692117999991 $0 $1,181.222595408 Diluted Earnings Per Share $-5.013106206711946E-2 $0.15758038892849519 MTEX-related Acquisition Expenses 4.4823189505926224E-2 0 CFO Transition Costs 0 0 Inventory Step-Up 8.1008799014515923E-3 0 Restructuring Charges 0 0 Product Retrofit Costs 0 0 Goodwill Impairment 0 0 Tax Provision Valuation Allowance 0 0 Non-GAAP Diluted Earnings Per Share $2.7930073402583563E-3 $0.15758038892849519 (1) Net of taxes BalanceType A A Conversion PERIOD 01 2026 01 2025 Year 2026 2025 Format QTR QTR Period 1 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Segment Sales and Non-GAAP Profit (Unaudited, $ in thousands) Three MonthsEnded ($ in thousands) April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Revenue: [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $26,289.137561799002 $23,185 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 11,419.105394 9,776 Total Revenue $37,708.242955799004 $32,961 Non-GAAP Gross Profit: [40000.69999,/59008,/62010,56400] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $8,960.5318938639994 $8,326 [40000.69999,/59008,/62010,56400] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 4,092.2587489439998 3,646 Non-GAAP Gross Profit $13,052.790642807999 $11,972 Non-GAAP Gross Profit Margin: Product Identification 0.34084541087740489 0.3591114945007548 Aerospace 0.35836947008950598 0.37295417348608839 Non-GAAP Gross Profit Margin 0.34615218370445611 0.36321713540244532 4984 Corp. Exp. Non-GAAP Segment Operating Income: -4527 Adj. Corp. exp. [40000.79999,/59008,/62010,/72010,/70322] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $3,119.7089492529999 $2,991 457 chg [40000.79999,/59008,/62010,/72010,/70322] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 2,932 1,722 Total Non-GAAP Segment Operating Income $6,051.7089492529994 $4,713 337 Acquisition costs - moved MTEX amts. to the G&A line on US Books 120 restructuirng Non-GAAP Segment Operating Margin: 457 Product Identification 0.11866912491592264 0.12900582273021349 456,536 per Revised Non-GAAP and Adju EBITDA (VALUSE) After PWC sch. - AM Aerospace 0.25676267087792848 0.17614566284779051 Total Non-GAAP Segment Operating Margin 0.16048769380070865 0.14298716665149722 [70000.79999,/70322,/72010] * [7*,8*,999999] * * * * * * * * Corporate Expense -4,525 -3,367 [80001.80004,/80004] Non-GAAP Operating Income $1,526.7089492529994 $1,346 [80051.80058,/80054] * * * * * * * * * * Interest Expense $896.62556303300005 $482 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 117 [811001.81126] Income Before Income Taxes $655.08523419699941 $747 [90001.90002] * * * * * * * * * * Adjusted Income Tax Provision (Benefit) 301.11540354199997 -,434 Non-GAAP Net Income $353.96983065499944 $1,181 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Revenue and Segment Operating Profit In Thousands (Unaudited) Have to populate manually for FY24 & FY25 because sales & COS did not go to departments Revenue Segment Operating Profit Three Months Ended Three Months Ended AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat April 30,2025 April 27,2024 April 30,2025 April 27,2024 [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $26,289.137561799002 $23,185 $2,790.8701496630001 $2,991 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 11,419.105394 9,776 2,764.9729689620003 1,722 [40000.79999] Total $37,708.242955799004 $32,961 5,555.843118625 4,713 [70000.79999] * [7*,8*,999999] * * * * * * * * General & Administrative Expenses 4,983.5667889699998 3,367 Operating Income (Loss) 571.27632965500015 1,346 [80001.80004,/80004] * * * * * * * * * * Interest Expense 896.62556303300005 482.39123384299995 [80051.80058,/80054] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 116.66727459699999 [81001.81006,81051.81053] * * * * * * * * * * Income (Loss) Before Income Taxes -,301.34738540099988 746.94149156000003 [811001.81126] * * * * * * * * * * Income Tax Provision (Benefit) 75.115403541999996 -,434 [90001.90002] * * * * * * * * * * Net Income (Loss) $-,376.46278894299985 $1,180.94149156 Revenue Segment Operating Profit Twelve Months Ended Twelve Months Ended April 30,2025 April 27,2024 April 30,2025 April 27,2024 [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $,102,345 $,104,041 $-3,967 $10,087 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Test & Measurement 48,938 44,045 11,143 10,200 Total $,151,283 $,148,086 7,176 20,287 [70000.79999] * [7*,999999] * * * * * * * * General & Administrative Expenses 4,880.3886297479994 3,366.4376435969998 Operating Income (Loss) 2,295.6113702520006 16,920.562356402999 [80001.80004,/80004] * * * * * * * * * * Interest Expense 897.12556303300005 483.39123384299995 [80051.80058,/80054] * * * * * * * * * * Other (Income)/Expense, net -24.001847976999997 115.66727459699999 [81001.81006,81051.81053] * * * * * * * * * * Income (Loss) Before Income Taxes 1,422.4876551960003 16,320.503847963 [811001.81126] * * * * * * * * * * Income Tax Provision 75.115403541999996 -,433.91916476599999 [90001.90002] * * * * * * * * * * Net Income (Loss) $1,347.3722516540004 $16,755.423012728999 Note: Segment Operating Profit excludes General & Administrative Expenses Q1 Q2 Q3 YTD Net Income 848 -1,617 2,752 1,983 Diluted Shares Outstanding 7,450 7,420 7,485 7,477 Earnings Per Share $0.1138255033557047 $-0.2179245283018868 $0.36766867067468267 $0.26521332085060856 EPS (extended) $0.1138255033557047 $-0.2179245283018868 $0.36766867067468267 $0.26521332085060856 Non-GAAP Roll-forward: Restructuring Charges $0.28000000000000003 $0.28000000000000003 Product Retrofit Costs $0.09 $0.09 Earnings Per Share Non-GAAP $0.1138255033557047 $0.15207547169811322 $0.36766867067468267 $0.63521332085060855 EPS (extended) $0.1138255033557047 $0.15207547169811322 $0.36766867067468267 $0.63521332085060855 EPS (Non-GAAP) Calculated from presented Nob-GAAP Net Income Net Income Non-GAAP 848 1,089 2,752 4,689 Diluted Shares Outstanding 7,450 7,420 7,485 7,477 Earnings Per Share Non-GAAP $0.1138255033557047 $0.1467654986522911 $0.36766867067468267 $0.62712317774508497 EPS (extended) $0.1138255033557047 $0.1467654986522911 $0.36766867067468267 $0.62712317774508497 BalanceType A A Conversion PERIOD 01 2026 01 2025 Year 2026 2025 Format QTR QTR Period 1 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Segment Sales and Profit (Unaudited, $ in thousands) Three MonthsEnded ($ in thousands) April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Revenue: [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $26,289.137561799002 $23,185 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 11,419.105394 9,776 Total Revenue $37,708.242955799004 $32,961 Gross Profit: [40000.69999] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $8,727.905666840008 $8,326 [40000.69999] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 3,925.3529689440002 3,646 Gross Profit $12,652.443535628001 $11,972 Gross Profit Margin: Product Identification 0.33196564726282313 0.3591114945007548 Aerospace 0.34375310792792219 0.37295417348608839 Gross Profit Margin 0.33553521839930311 0.36321713540244532 Segment Operating Income: [40000.79999] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $2,790.8701496630001 $2,991 [40000.79999] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 2,763.9729689620003 1,722 Total Segment Operating Income $5,554.843118625 $4,713 Segment Operating Margin: Product Identification 0.10616058222154995 0.12900582273021349 Aerospace 0.24204811792124178 0.17614566284779051 Total Segment Operating Margin 0.14731110980525658 0.14298716665149722 [70000.79999] * [7*,8*,999999] * * * * * * * * Corporate Expense -4,983.5667889699998 -3,367 [80001.80004,/80004] Operating Income $571.27632965500015 $1,346 added "Non-GAAP" [80051.80058,/80054] * * * * * * * * * * Interest Expense $896.62556303300005 $482 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 117 [811001.81126] Income (Loss) Before Income Taxes $-,301.34738540099988 $747 [90001.90002] * * * * * * * * * * Income Tax Provision (Benefit) 75.115403541999996 -,434 Net Income (Loss) $-,376.46278894299985 $1,181 Three Months Ended April 30,2025 April 27,2024 $ Variance % Variance January 31,2025 $ Variance % Variance Revenue $37,708.242955798996 $32,960.737248111 $4,746.5057076879966 0.14400484042449693 $37,361 $347.24295579899626 .9% Gross Profit $12,652.472639937994 $11,971.776363904002 $679.69627603399204 5.7% $12,737 $-84.527360062005755 -0.7% Gross Profit Margin 0.33553599022815839 0.36321324592307508 0.34091699900966249 Non-GAAP Gross Profit $13,052.790654748997 $11,971.776363904002 $1,081.142908449943 9.3% $12,799 $253.79065474899653 1.9828944038518363 Non-GAAP Gross Profit Margin 0.34615218402112424 0.36321324592307508 0.34257648349883568 Operating Income (Loss) $571.30543396499343 $1,345.861899082 $-,774.55646511700661 -0.57550961628776653 $,-12,311 $12,882.305433964993 -1.0464060948716589 Operating Margin 1.5150677655139451 4.0832275350853452 -0.32951473461631114 98592 Non-GAAP Operating Income $1,526.7514035859965 $1,345.861899082 $180.88950450399648 0.13440420939724912 $1,408 $118.75140358599651 8.4% 95721 Non-GAAP Operating Income Margin 4.0488532053207314 4.0832275350853452 3.7686357431546268 1422 Net Income (Loss) $-,376 $1,181 $-1,557 -1.3183742591024556 $,-15,600 $15,224 -0.97589743589743594 1449 Non-GAAP Net Income $354 $1,181 $-,827 -0.70025402201524134 $419 $-65 -0.15513126491646778 Adjusted EBITDA $3,148 $2,465 $683 0.27707910750507098 $2,793 $355 0.12710347296813462 Adjusted EBITDA Margin 8.3% 7.5% 7.5% BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR YTD QTR Period 1 3 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of GAAP to Non-GAAP Items for PI Segment Amounts In Thousands (Unaudited) * MTEX Three Months Ended April 30, 2025 Three Months Ended April 27, 2024 Non-GAAP AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Total PI Segment as Reported MTEX as Reported Inventory Step-Up MTEX-related Acquisition Costs Adj MTEX PI Excluding MTEX Total PI Segment as Reported (1) [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Net Revenue $26,289.137561799002 $675.79938605799998 $0 $0 $675.79938605799998 $25,613.338175741002 $23,185 [50000.69999] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Cost of Revenue 17,562.47002746 556.73909404899996 -60.82950718 495.90958686899995 17,005.307908697003 14,859 59008 Gross Profit 8,727.905590530019 119.06029200900002 60.82950718 0 179.88979918900003 8,608.302670439996 8,326 [70000.79999,/72020] * [200100,200110,200120,200130,300100,400100,500100] * * * * * * * * Selling & Marketing 5,048.8343174790007 629.84244099299997 -4.2277355999999999 625.61470539300001 4,418.9918764860004 4,598 [70000.79999] * [600100,600110] * * * * * * * * Research & Development 887.38609954200001 170.94713286300001 170.94713286300001 716.43896667900003 737 72020 * [200100,200110,200120,200130,400100,500100] * * * * * * * * Goodwill Impairment 0 0 0 0 0 0 [62010,72010,56400] Operating Expenses 5,936.2204170210007 0 800.78957385599995 0 0 0 -4.2277355999999999 796.56183825599999 0 5,135.4308431650006 5,335 55351 Segment Operating Profit (Loss) $2,790.8701420320012 $0 $-,681.72928184699992 $0 $60.82950718 $0 $4.2277355999999999 $-,616.67203906700001 $0 $3,472.599423878999 $2,991 70322 [50000.69999,/57001] Twelve Months Ended April 30, 2025 Twelve Months Ended April 27, 2024 Non-GAAP Total PI Segment as Reported MTEX as Reported Inventory Step-Up Goodwill Impairment Adj MTEX PI Excluding MTEX Total PI Segment as Reported [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Net Revenue $26,289.137561799002 $675.79938605799998 $675.79938605799998 $25,613.338175741002 $-2,146,826,273 [50000.69999,/57001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Cost of Revenue 17,546.474485114999 556.73909404899996 -60.82950718 495.90958686899995 16,989.735391066002 -2,146,826,273 59008 Gross Profit 8,742.6630766840026 119.06029200900002 60.82950718 0 179.88979918900003 8,623.6027846750003 0 [70000.79999,/72020] * [200100,200110,200120,200130,300100,400100,500100] * * * * * * * * Selling & Marketing 5,048.8343174790007 629.23772099299993 629.23772099299993 4,419.5965964860006 -2,146,826,273 [70000.79999] * [600100,600110] * * * * * * * * Research & Development 887.38609954200001 170.94713286300001 170.94713286300001 716.43896667900003 -2,146,826,273 72020 [200100,200110,200120,200130,400100,500100] * * * * * * * * Goodwill Impairment 0 0 0 0 0 -2,146,826,273 [62010,72010,56400] Operating Expenses 5,936.2204170210007 0 800.1848538559999 0 0 0 0 800.1848538559999 0 5,136.355631650009 -6,440,478,819 55351 Segment Operating Profit (Loss) $2,806.4426596630019 $0 $-,681.12456184699988 $0 $60.82950718 $0 $0 $-,620.29505466699993 $0 $3,487.5672215099994 $6,440,478,819 Note: Segment Operating Profit(Loss) excludes General & Administrative Expenses. MTEX General & Administrative Expenses of $236k for the three months ended April 30, 2025 results in adjusted MTEX Non-GAAP Operating Loss of $853k for the three months ended April 30, 2025. (1) No adjustments made for the three months ended April 27, 2024. BalanceType A A A A A A Conversion PERIOD 03 2025 06 2025 09 2025 12 2025 12 2025 03 2026 Year 2025 2025 2025 2025 2025 2026 Format QTR QTR QTR QTR YTD QTR Period 1 2 3 4 12 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy Legacy Legacy Legacy Legacy ASTRONOVA, INC. Bookings and Backlog (Unaudited, $ in thousands) AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY 2025 Q1 FY26 [40000.49999,/47001] * * * * * * * * * * Sales $32,960.737248111 $40,538.803093787996 $40,422.214670606998 $37,361.460047741006 $,151,283.21506024699 $37,708.242955798996 Bookings $33,122 $35,799 $37,615 $38,576 $,145,112 $34,893 Backlog $31,556 $29,900 $27,092 $28,307 $28,307 $25,491 Book:Bill 1.0048925711422987 0.88307984617053714 0.9305526752187514 1.0325078289420979 0.95920753629020006 0.92534144433356447 PI [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] BalanceType A A T&M [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR YTD QTR YTD Period 1 3 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of Segment Gross Profit to Non-GAAP Segment Gross Profit Amounts In Thousands (Unaudited) Three Months Ended April 30, 2025 April 27, 2024 ProductIdentification Aerospace Total ProductIdentification Aerospace Total Segment Gross Profit $8,727 $3,925 $12,652 $8,326 $3,646 $11,972 Inventory Step-Up 60.82950718 0 60.82950718 0 0 0 Restructuring Charges 172.511 167.00700000000001 339.51800000000003 0 0 0 Non-GAAP - Segment Gross Profit $8,961.3405071800007 $0 $4,092.70000000001 $13,053.34750718 $8,326 $0 $3,646 $0 $11,972 Revenue $26,289.137561799002 $11,419.105394 $37,708.242955799004 $23,185 $9,776 $32,961 Gross Profit Margin 0.33196220223980599 #DIV/0! 0.34372219754292949 #DIV/0! 0.33552345610031398 0.3591114945007548 #DIV/0! 0.37295417348608839 #DIV/0! 0.36321713540244532 Non-GAAP Segment Gross Profit Margin 0.34087616933473736 #DIV/0! 0.35834742379644596 #DIV/0! 0.34616695141380427 0.3591114945007548 #DIV/0! 0.37295417348608839 #DIV/0! 0.36321713540244532 ASTRONOVA, INC. Reconciliation of Segment Operating Income to Non-GAAP Operating Income Amounts In Thousands (Unaudited) Have to populate manually for FY24 & FY25 because sales & COS did not go to departments Three Months Ended April 30, 2025 April 27, 2024 ProductIdentification Aerospace Total ProductIdentification Aerospace Total AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat [40000.79999] * * * * * * * * * * Segment Operating Income $2,790.8701496630001 $2,763.9729689620003 $5,554.843118625 $2,991 $1,722 $4,713 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 60.82950718 0 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 267.78155680999998 168 435.78155680999998 0 0 0 70322 * * * * * * * * * * MTEX-related Acquisition Costs 0.22773559999999993 0 0.22773559999999993 0 0 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 0 0 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 0 0 0 0 Non-GAAP - Segment Operating Income $3,119.7089492529999 $0 $2,931.9729689620003 $6,051.6819182150002 $2,991 $0 $1,722 $0 $4,713 [40000.49999,/47001] * * * * * * * * * * Revenue $26,289.137561799002 $11,419.105394 $37,708.242955799004 $23,185 $9,776 $32,961 Operating Margin 0.10616058222154995 0.24204811792124178 #DIV/0! 0.14731110980525658 0.12900582273021349 0.17614566284779051 #DIV/0! 0.14298716665149722 Non-GAAP Operating Margin 0.11866912491592264 0.25676030370142322 #DIV/0! 0.16048697695378394 0.12900582273021349 0.17614566284779051 #DIV/0! 0.14298716665149722 Twelve Months Ended April 30, 2025 April 27, 2024 ProductIdentification Test &Measurement Total ProductIdentification Test &Measurement Total [40000.69999,/47001,/57001] * * * * * * * * * * Segment Operating Profit (Loss) $-8,742.6630766840008 $-3,909.780448944 $,-12,652.443525628001 $10,087 $10,200 $20,287 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 60.82950718 0 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 267.78155680999998 170.32777999999999 438.10933680999995 0 0 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 0 0 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 0 0 0 0 Non-GAAP - Segment Operating Profit $-8,414.52012694001 $-3,739.4526689439999 $,-12,153.504681638002 $10,087 $10,200 $20,287 Note: Segment Operating Income excludes General & Administrative Expenses BalanceType A A A A A A Conversion PERIOD 03 2025 06 2025 09 2025 12 2025 12 2025 03 2026 Year 2025 2025 2025 2025 2025 2026 Format QTR QTR QTR QTR YTD QTR Period 1 2 3 4 12 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy Legacy Legacy Legacy Legacy ASTRONOVA, INC. Revenue by Type (Unaudited, $ in thousands) AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY 2025 Q1 FY26 Product ID Hardware $3,801.7170000000001 $4,310.6750700000002 $4,590.2781065751997 $5,591.3639999999996 $18,294.34176575198 $4,776 Product ID Recurring Supplies, Parts & Service 19,383.302 22,853.85917 21,727 20,087.27607 84,050.502129999993 21,513 Total Product ID $23,185.19 $27,164.534240000001 $26,317.278106575199 $25,677.640070000001 $,102,344.53630657519 $26,289 [41000] * * * * * * * * * * Aerospace Hardware $5,072.9429999999993 $8,047.9922399999996 $7,032.1536999999989 $6,185 $26,338 $6,519 Aerospace Recurring Supplies, Parts & Service 4,702.692 5,326.879999999997 7,073.2130000000006 5,498 22,600 4,900 Total Aerospace $9,775.6349999999984 $13,374.80239999999 $14,105.366699999999 $11,683 $48,938 $11,419 AstroNova Hardware $8,874.66 $12,358.667310000001 $11,622.431806575198 $11,776.364 $44,632.34176575195 $11,295.221140461999 [42000,42500,44500] * * * * * * * * * * AstroNova Recurring Supplies, Parts & Service 24,085.993999999999 28,179.947169999999 28,800.213 25,585 ,106,650.50212999999 26,413.21815336997 TOTAL $32,960.653999999995 $40,538.614480000004 $40,421.644806575197 $37,361.364000000001 $,151,282.53630657517 $37,708.242955798996 ASTRONOVA, INC. Condensed Consolidated Statements of Cash Flows (In Thousands) (Unaudited) Three Months Ended April 30,2025 April 27,2024 Cash Flows from Operating Activities: Net Income (Loss) $-,376 $1,181 Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities: Depreciation and Amortization 1,290 911 Grant Income charged to Depreciation 56 0 Amortization of Debt Issuance Costs 8 6 Share-Based Compensation 306 325 Deferred Income Tax provision (Benefit) -52 0 Changes in Assets and Liabilities: Accounts Receivable 210 5,130 Inventories -2,704 1,117 Income Taxes 172 -,532 Accounts Payable and Accrued Expenses 3,622 -1,213 Deferred Revenue 1,041 -,183 Other 822 162 Net Cash Provided by Operating Activities 4,395 6,904 Cash Flows from Investing Activities: Purchases of Property, Plant and Equipment -60 -,492 Net Cash Used by Investing Activities -60 -,492 Cash Flows from Financing Activities: Net Cash Proceeds from Employee Stock Option Plans 0 18 Net Cash Proceeds from Share Purchases under Employee Stock Purchase Plan 51 30 Net Cash Used for Payment of Taxes Related to Vested Restricted Stock -,155 -,432 Repayments under Revolving Credit Facility -2,872 -5,500 Payment of Minimum Guarantee Royalty Obligation -,428 -,375 Principal Payments of Long-Term Debt -,826 -,710 Net Cash Used for Financing Activities -4,230 -6,969 Effect of Exchange Rate Changes on Cash and Cash Equivalents 198.25866639943268 20 Net (Decrease) Increase in Cash and Cash Equivalents 303.25866639943268 -,537 Cash and Cash Equivalents, Beginning of Period 5,050.1220000000003 4,527 Cash and Cash Equivalents, End of Period $5,353.3806663994328 $3,990 Supplemental Information: Cash Paid (Received) During the Period for: Interest $770 $409 Income Taxes, net of refunds $-,100 $93 Non-Cash Transactions: Operating Lease Obtained in Exchange for Operating Lease Liabilities $936.44799999999998 $358 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of Net Income to Adjusted EBITDA Amounts In Thousands (Unaudited) Three Months Ended April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 [80001.80004,/80004] * * * * * * * * * * Interest Expense 896.62556303300005 482.39123384299995 [80051.80058,/80054] * * * * * * * * * * Income Tax Expense (Benefit) 75.115403541999996 -,433.91916476599999 [90001.90002] * * * * * * * * * * Depreciation & Amortization 1,289.810154434 911.17614864200004 [60500.60549,70500.70549,70850.70899] * * * * * * * * * * EBITDA $1,886.1169759469999 $2,140.870813127 [60114,70114] * * * * * * * * * * Share-Based Compensation 305.86491999999998 324.59625 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 CFO Transition Costs 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 Adjusted EBITDA $3,148.456957937 $2,465.4670631270001 Twelve Months Ended April 30,2025 April 27,2024 [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 [80001.80004,/80004] * * * * * * * * * * Interest Expense 896.62556303300005 481.39123384299995 [80051.80058,/80054] * * * * * * * * * * Income Tax Expense (Benefit) 75.115403541999996 -,433.91916476599999 [90001.90002] * * * * * * * * * * Depreciation & Amortization 1,289.810154434 911.17614864200004 [60500.60549,70500.70549,70850.70899] * * * * * * * * * * EBITDA $1,885.1169759469999 $2,139.870813127 [60114,70114] * * * * * * * * * * Share-Based Compensation 305.86491999999998 324.59625 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 CFO Transition Costs 0 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 [62010,72010,56400] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 Adjusted EBITDA $3,146.956957937 $2,464.4670631270001 [40000.49999,/47001] * * * * * * * * * * Revenue 37,708.242955798996 32,960.737248111 Net Income (Loss) Margin -0.99828078837629793 3.6% Adjusted EBITDA Margin 8.3% 7.5% ASTRONOVA, INC. Revenue by Market (in thousands) (unaudited) Product Identification: Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY2025 Q1 FY26 Desktop Label Printers $14,219.990150027068 $16,349.476317795918 $15,407.726697113936 $14,018.912734071258 $59,996.10589900818 $15,477.646226209241 $61,253.761975190348 61.3 Professional Label Printers 3,245.4846471920023 4,230.8137948662379 3,423.4699801538118 2,972.1285218589542 13,871.896944071006 3,247.528791289694 $13,873.465176007972 13.9 Direct to Package/Overprint Printers 1,786.8840239819999 2,924.588226617991 3,627.210664746523 2,718.213103376796 11,056.89601872331 3,395.5758534447336 $12,665.587848186044 12.7 Mail & Sheet/Flat Pack Printers 3,929.913 3,471.850000000005 3,678.7172 4,493.8719999999994 15,573.5872 4,050.1055799999999 $15,693.779779999999 15.7 Flexible Packaging Printers 0 0.18716643292649998 14.931108804159999 1,288.9977004885966 1,304.115975725683 30.468053216971146 $1,334.5840289426542 1.3 Other 2.8296709999999998 188.3818255775839 164.517065650787 186.54057253267018 542.26913476104107 88.338026956315417 $627.7774907173565 0.5 rounded down TOTAL $23,185.101492201069 $27,164.532331290655 $26,316.572716469218 $25,678.664632328273 $,102,344.87117228922 26,289.186618956232 $,105,448.95629904438 $105.4 Aerospace: Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY2025 Q1 FY26 Defense $329.41924999999998 $607.82780000000002 $733.51321999999993 $781.47556000000009 $2,452.2358299999996 $2,502.94114 Commercial Aircraft 3,812.6293600000004 6,299.3298800000002 5,221.832799999989 4,362.9464100000005 19,695.98893 3,444.3716300000001 Regional and Biz Jet Aircraft 696.97999000000004 603.82207000000005 993.28264000000001 802.07358999999997 3,096.1582899999999 250.85058999999998 Aftermarket 4,693.5126666679998 5,326.875257299995 7,058.6560661430012 5,481.975959500001 22,559.353854491001 4,869.1055500000011 Other 243.09404714999999 537.20472999999993 98.830960000000147 255.22644711999911 1,134.3561842699992 352.45186000000001 TOTAL $9,775.6353138180002 $13,374.272005729999 $14,105.366166143 $11,682.81960307 $48,938.93088761001 $11,418.873744 Consolidated Total $32,960.736806019071 $40,538.804337020658 $40,421.938882612216 $37,361.484235398275 $,151,282.96426105022 $37,708.60362956232 BalanceType A A Conversion PERIOD 03 2026 12 2025 Year 2026 2025 Format LTD LTD YTD Period 3 12 12 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Condensed Consolidated Balance Sheets In Thousands (Unaudited) April 30,2025 January 31,2025 ASSETS AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat CURRENT ASSETS [10000.10999] * * * * * * * * * * Cash and Cash Equivalents $5,352.6030002650004 $5,050.1221374460001 [11000.12000] * * * * * * * * * * Accounts Receivable, net 21,365.475952689001 21,217.782860312 [13000.13999] * * * * * * * * * * Inventories, net 51,457.198043199001 47,894.163058134 [14000.15999] * * * * * * * * * * Prepaid Expenses and Other Current Assets 3,005.6907661929999 3,854.789103871 Total Current Assets 81,180.967762346001 78,016.857159762993 [16000.16999] * * * * * * * * * * PROPERTY, PLANT AND EQUIPMENT 63,050.429389427001 62,361.453236759997 [17000.17499] * * * * * * * * * * Less Accumulated Depreciation ,-45,530.251514315001 ,-44,722.497073715997 Property, Plant and Equipment, net 17,520.177875112 17,638.956163044 OTHER ASSETS [18000.18099,18215] * * * * * * * * * * Identifiable Intangibles, net 23,414.214496056 23,518.582543379998 18101 * * * * * * * * * * Goodwill 15,231.97193856 14,514.895241843 [18510.18520] * * * * * * * * * * Deferred Tax Assets, net 8,526.5260201319998 8,430.9758311110018 17501 * * * * * * * * * * Right of Use Asset 2,762.5129296200002 1,781.3936139769999 [18535.18550] * * * * * * * * * * Other Assets 1,686.6616254199998 1,693.3852307990001 TOTAL ASSETS $,150,324.32647246 $,145,595.4578391701 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES [20000.20324,24500] * * * * * * * * * * Accounts Payable $11,383.181888343999 $7,928.630837210001 [21000.23299] * * * * * * * * * * Accrued Compensation 4,877.6298186640006 3,744.5502209839997 [20910,20920,20935,20960,23305,23310.24250] * * * * * * * * * * Other Accrued Expenses 4,165.4201932719998 4,461.2020398889999 [25110.25112] * * * * * * * * * * Revolving Line of Credit 18,370.48 20,929.181700000001 [25100.25106] * * * * * * * * * * Current Portion of Long-Term Debt 6,041.11565144 6,110.1339605040002 [25113,25115] * * * * * * * * * * Short-Term Debt 326.54280239999997 581.48940740400008 [25125.25126] * * * * * * * * * * Current Liability – Royalty Obligation 1,233.700000001 1,357.5296800000001 Current Liability – Excess Royalty Payment Due 579.91600000000005 691 [25200.25999] * * * * * * * * * * Income Taxes Payable -0.26446332899999447 -3.1629999284632501E-6 [20930,26100.26110] * * * * * * * * * * Deferred Revenue 1,666.243551306 543.13551411600008 Total Current Liabilities 48,643.265512097001 46,346.285603454999 NON-CURRENT LIABILITIES [26500.26800] * * * * * * * * * * Long-Term Debt, net of current portion 20,002.38449656 19,043.540906446 28950 * * * * * * * * * * Lease Liabilities, net of current portion 2,318.1515015800001 1,534.5472201320001 28960 * * * * * * * * * * Grant Deferred Revenue 1,144.16824896 1,089.740888567 [26900.26910] * * * * * * * * * * Royalty Obligation, net of current portion 982.08498999999995 1,106.32999 28900 * * * * * * * * * * Income Tax Payables 684.08799999999997 684.08799999999997 27600 * * * * * * * * * * Deferred Tax Liabilities 0 40.351900203999598 TOTAL LIABILITIES 73,773.14274919701 69,844.884508803996 SHAREHOLDERS’ EQUITY 32100 * * * * * * * * * * Common Stock 549.53581379799994 546.93516379799996 [33000.33200] * * * * * * * * * * Additional Paid-in Capital 64,568.777709580798 64,215.23546765202 [35800,35810.35830,39998,40000.99999] * * * * * * * * * * Retained Earnings 49,004.638560691 49,380.498001131105 36000 * * * * * * * * * * Treasury Stock ,-35,198.100740000002 ,-35,043.464670000001 [34400,34700,34800.34860,34900,34901,34950] * * * * * * * * * * Accumulated Other Comprehensive Loss, net of tax -2,373.6987419248403 -3,348.8307660282403 [10000.99999] TOTAL SHAREHOLDERS’ EQUITY 76,550.57789752305 75,750.161275666062 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $,150,323.72064672006 $,145,595.4578447004 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Condensed Consolidated Statements of Income (Loss) In Thousands Except for Per Share Data (Unaudited) Three Months Ended AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat April 30,2025 April 27,2024 $ Variance % Variance [40000.49999,/47001] * * * * * * * * * * Revenue $37,708.242955798996 $32,960.737248111 $4,746.5057076879966 0.14400484042449693 [50000.69999,47001] * * * * * * * * * * Cost of Revenue 25,055.770315861002 20,988.960884206997 4,066.8094316540046 0.1937594459339837 Gross Profit 12,652.472639937994 11,971.776363904002 679.69627603399204 5.7% Total Gross Profit Margin 0.33553599022815839 0.36321324592307508 Operating Expenses: [70000.79999,/72020] * [2*,3*,4*,5*] * * * * * * * * Selling & Marketing 5,553.7474674610003 5,655.9468838659996 -,102.19941640499928 -1.80693734406401% [70000.79999] * 6* * * * * * * * * Research & Development 1,542.852949542 1,603.299373590001 -60.176987817000054 -3.75395283734638% [70000.79999] * [7*,8*] * * * * * * * * General & Administrative 4,983.5667889699998 3,366.9376435969998 1,616.629145373 0.48014822859799294 Total Operating Expenses 12,081.167205973001 10,625.914464821999 1,455.2527411510018 0.13695317668599166 Operating Income 571.30543396499343 1,345.8618990820032 -,774.55646511700979 -0.57550961628776753 [80001.80004,/80004] * * * * * * * * * * Total Operating Margin 1.5150677655139451 4.0832275350853549 [80051.80058,/80054] * * * * * * * * * * Interest Expense 896.62556303300005 482.39123384299995 415.2343291900001 0.86078332286847303 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 116.66727459699999 -,141.66912257399997 -1.214300437405117 [811001.81126] * * * * * * * * * * Income (Loss) Before Taxes -,301.31828109100661 746.80339064200325 -1,048.1216717330099 -1.4034773875785069 [90001.90002] * * * * * * * * * * Income Tax Provision (Benefit) 75.115403541999996 -,433.91916476599999 509.03456830799996 -1.1731092093673887 Net Income (Loss) $-,376.43368463300658 $1,180.7225554080032 $-1,557.1562400410098 -1.3188163746926376 Net Income (Loss) per Common Share - Basic $-4.9794765063950468E-2 $0.15829502016463376 Net Income (Loss) per Common Share - Diluted $-4.9794765063950468E-2 $0.15478795954483524 Weighted Average Number of Common Shares  - Basic 7,559.7039999999997 7,459 Weighted Average Number of Common Shares  - Diluted 7,559.7039999999997 7,628 Twelve Months Ended April 30,2025 April 27,2024 [40000.49999,/47001] * * * * * * * * * * Net Revenue $37,708.242955798996 $32,960.737248111 [50000.69999,47001] * * * * * * * * * * Cost of Revenue 25,055.770315861002 20,988.960884206997 Gross Profit 12,652.472639937994 11,971.776363904002 Total Gross Profit Margin 0.33553599022815839 0.36321324592307508 Operating Expenses: [70000.79999,/72020] * [2*,3*,4*,5*] * * * * * * * * Selling & Marketing 5,553.7474674610003 5,655.9468838659996 [70000.79999] * 6* * * * * * * * * Research & Development 1,542.852949542 1,603.299373590001 [70000.79999] * [7*, ,999999,1*] * * * * * * * * General & Administrative 4,880.388632577 3,366.4376035969999 72020 * [2*,3*,4*,5*] * * * * * * * * Goodwill Impairment 0 0 Total Operating Expenses 11,976.489049579999 10,625.414424822 Operating Income (Loss) 675.98359035799513 1,346.3619390820022 [80001.80004,/80004] * * * * * * * * * * Total Operating Margin 1.7926679616188226 4.0847446128018966 [80051.80058,/80054] * * * * * * * * * * Interest Expense 897.12556303300005 483.39123384299995 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -24.001847976999997 115.66727459699999 [811001.81126] * * * * * * * * * * Income (Loss) Before Taxes -,197.14012469800491 747.30343064200224 [90001.90002] * * * * * * * * * * Income Tax Provision 75.115403541999996 -,433.91916476599999 Net Income (Loss) $-,272.25552824000488 $1,181.2225954080022 Net Income (Loss) per Common Share - Basic $-3.625722842455785E-2 $0.15930176606985869 Net Income (Loss) per Common Share - Diluted $-3.625722842455785E-2 $0.15758038892849549 Weighted Average Number of Common Shares  - Basic 7,509 7,415 Weighted Average Number of Common Shares  - Diluted 7,509 7,496 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of GAAP to Non-GAAP Items In Thousands Except for Per Share Data (Unaudited) Three Months Ended April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat [40000.49999,/47001] * * * * * * * * * * Revenue $37,708.242955798996 $32,960.737248111 [40000.69999,47001] * * * * * * * * * * Gross Profit $12,652.472639938 $11,971.776363903999 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400] * * * * * * * * * * Restructuring Charges 339.51759999999996 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 Non-GAAP Gross Profit $13,052.819747117999 $11,971.776363903999 Gross Profit Margin 0.33553599022815855 0.36321324592307497 Non-GAAP Gross Profit Margin 0.34615295553331155 0.36321324592307497 [70000.79999] * * * * * * * * * * Operating Expenses $12,081.167208802 $10,626.414424822 70322 * * * * * * * * * * MTEX-related Acquisition Expenses -,336.57733000000002 0 72010 * * * * * * * * * * Restructuring Charges -,217.55062481000002 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Expenses $11,526.39253992001 $10,626.414424822 [40000.79999] * * * * * * * * * * Operating Income $571.30543113599992 $1,346.3619390819999 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400,72010] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Income $1,526.780493126 $1,346.3619390819999 Operating Income Margin 1.5% 4.8% Non-GAAP Operating Income Margin 4.5% 4.8% [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 70322 * * * * * * * * * * MTEX-related Acquisition Expenses(1) 257.41533000000004 0 CFO Transition Costs, net 0 0 59008 * * * * * * * * * * Inventory Step-Up(1) 48.663507179999996 0 [62010,56400,72010] * * * * * * * * * * Restructuring Charges(1) 423.57622481000004 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Tax Provision Valuation Allowance 0 Non-GAAP Net Income $354.22091692800007 $1,181.222595408 Net Income (Loss) per Common Share - Diluted $-4.9794825969641146E-2 $0.15485351276979548 MTEX-related Acquisition Expenses(1) 3.4050980038371877E-2 0 CFO Transition Costs, net 0 0 Inventory Step-Up(1) 6.4372238886601903E-3 0 Restructuring Charges(1) 5.6030794963665254E-2 0 Non-GAAP Net Income per Common Share - Diluted $4.672417292105617E-2 $0.15485351276979548 Twelve Months Ended April 30,2025 April 27,2024 [40000.69999,47001] * * * * * * * * * * Gross Profit $12,652.472639938 $11,971.776363903999 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400] * * * * * * * * * * Restructuring Charges 339.51759999999996 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 Non-GAAP Gross Profit $13,052.819747117999 $11,971.776363903999 [70000.79999] * * * * * * * * * * Operating Expenses $12,081.167208802 $10,625.414424822 70322 * * * * * * * * * * MTEX-related Acquisition Expenses -,336.57733000000002 0 CFO Transition Costs 0 72010 * * * * * * * * * * Restructuring Charges -,218.55062481000002 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Expenses $11,526.39253992001 $10,625.414424822 [40000.79999] * * * * * * * * * * Operating Income (Loss) $571.30543113599992 $1,346.3619390819999 70322 * * * * * * * * * * MTEX-related Acquisition Expenses 336.57733000000002 0 CFO Transition Costs 0 59008 * * * * * * * * * * Inventory Step-Up 60.82950718 0 [62010,56400,72010] * * * * * * * * * * Restructuring Charges 558.06822481000006 0 55351 * * * * * * * * * * Product Retrofit Costs 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Non-GAAP Operating Income $1,526.780493126 $1,346.3619390819999 [40000.99999] * * * * * * * * * * Net Income (Loss) $-,376.43414506200003 $1,181.222595408 70322 * * * * * * * * * * MTEX-related Acquisition Expenses, net 336.57733000000002 0 CFO Transition Costs, net 0 0 59008 * * * * * * * * * * Inventory Step-Up, net 60.82950718 0 56400 * * * * * * * * * * Restructuring Charges, net 0 0 55351 * * * * * * * * * * Product Retrofit Costs, net 0 0 72020 * * * * * * * * * * Goodwill Impairment 0 0 Tax Provision Non-GAAP Net Income $20.972692117999991 $0 $1,181.222595408 Diluted Earnings Per Share $-5.013106206711946E-2 $0.15758038892849519 MTEX-related Acquisition Expenses 4.4823189505926224E-2 0 CFO Transition Costs 0 0 Inventory Step-Up 8.1008799014515923E-3 0 Restructuring Charges 0 0 Product Retrofit Costs 0 0 Goodwill Impairment 0 0 Tax Provision Valuation Allowance 0 0 Non-GAAP Diluted Earnings Per Share $2.7930073402583563E-3 $0.15758038892849519 (1) Net of taxes BalanceType A A Conversion PERIOD 01 2026 01 2025 Year 2026 2025 Format QTR QTR Period 1 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Segment Sales and Non-GAAP Profit (Unaudited, $ in thousands) Three MonthsEnded ($ in thousands) April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Revenue: [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $26,289.137561799002 $23,185 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 11,419.105394 9,776 Total Revenue $37,708.242955799004 $32,961 Non-GAAP Gross Profit: [40000.69999,/59008,/62010,56400] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $8,960.5318938639994 $8,326 [40000.69999,/59008,/62010,56400] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 4,092.2587489439998 3,646 Non-GAAP Gross Profit $13,052.790642807999 $11,972 Non-GAAP Gross Profit Margin: Product Identification 0.34084541087740489 0.3591114945007548 Aerospace 0.35836947008950598 0.37295417348608839 Non-GAAP Gross Profit Margin 0.34615218370445611 0.36321713540244532 4984 Corp. Exp. Non-GAAP Segment Operating Income: -4527 Adj. Corp. exp. [40000.79999,/59008,/62010,/72010,/70322] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $3,119.7089492529999 $2,991 457 chg [40000.79999,/59008,/62010,/72010,/70322] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 2,932 1,722 Total Non-GAAP Segment Operating Income $6,051.7089492529994 $4,713 337 Acquisition costs - moved MTEX amts. to the G&A line on US Books 120 restructuirng Non-GAAP Segment Operating Margin: 457 Product Identification 0.11866912491592264 0.12900582273021349 456,536 per Revised Non-GAAP and Adju EBITDA (VALUSE) After PWC sch. - AM Aerospace 0.25676267087792848 0.17614566284779051 Total Non-GAAP Segment Operating Margin 0.16048769380070865 0.14298716665149722 [70000.79999,/70322,/72010] * [7*,8*,999999] * * * * * * * * Corporate Expense -4,525 -3,367 [80001.80004,/80004] Non-GAAP Operating Income $1,526.7089492529994 $1,346 [80051.80058,/80054] * * * * * * * * * * Interest Expense $896.62556303300005 $482 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 117 [811001.81126] Income Before Income Taxes $655.08523419699941 $747 [90001.90002] * * * * * * * * * * Adjusted Income Tax Provision (Benefit) 301.11540354199997 -,434 Non-GAAP Net Income $353.96983065499944 $1,181 BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR QTR YTD Period 1 1 3 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Revenue and Segment Operating Profit In Thousands (Unaudited) Have to populate manually for FY24 & FY25 because sales & COS did not go to departments Revenue Segment Operating Profit Three Months Ended Three Months Ended AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat April 30,2025 April 27,2024 April 30,2025 April 27,2024 [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $26,289.137561799002 $23,185 $2,790.8701496630001 $2,991 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 11,419.105394 9,776 2,764.9729689620003 1,722 [40000.79999] Total $37,708.242955799004 $32,961 5,555.843118625 4,713 [70000.79999] * [7*,8*,999999] * * * * * * * * General & Administrative Expenses 4,983.5667889699998 3,367 Operating Income (Loss) 571.27632965500015 1,346 [80001.80004,/80004] * * * * * * * * * * Interest Expense 896.62556303300005 482.39123384299995 [80051.80058,/80054] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 116.66727459699999 [81001.81006,81051.81053] * * * * * * * * * * Income (Loss) Before Income Taxes -,301.34738540099988 746.94149156000003 [811001.81126] * * * * * * * * * * Income Tax Provision (Benefit) 75.115403541999996 -,434 [90001.90002] * * * * * * * * * * Net Income (Loss) $-,376.46278894299985 $1,180.94149156 Revenue Segment Operating Profit Twelve Months Ended Twelve Months Ended April 30,2025 April 27,2024 April 30,2025 April 27,2024 [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $,102,345 $,104,041 $-3,967 $10,087 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Test & Measurement 48,938 44,045 11,143 10,200 Total $,151,283 $,148,086 7,176 20,287 [70000.79999] * [7*,999999] * * * * * * * * General & Administrative Expenses 4,880.3886297479994 3,366.4376435969998 Operating Income (Loss) 2,295.6113702520006 16,920.562356402999 [80001.80004,/80004] * * * * * * * * * * Interest Expense 897.12556303300005 483.39123384299995 [80051.80058,/80054] * * * * * * * * * * Other (Income)/Expense, net -24.001847976999997 115.66727459699999 [81001.81006,81051.81053] * * * * * * * * * * Income (Loss) Before Income Taxes 1,422.4876551960003 16,320.503847963 [811001.81126] * * * * * * * * * * Income Tax Provision 75.115403541999996 -,433.91916476599999 [90001.90002] * * * * * * * * * * Net Income (Loss) $1,347.3722516540004 $16,755.423012728999 Note: Segment Operating Profit excludes General & Administrative Expenses Q1 Q2 Q3 YTD Net Income 848 -1,617 2,752 1,983 Diluted Shares Outstanding 7,450 7,420 7,485 7,477 Earnings Per Share $0.1138255033557047 $-0.2179245283018868 $0.36766867067468267 $0.26521332085060856 EPS (extended) $0.1138255033557047 $-0.2179245283018868 $0.36766867067468267 $0.26521332085060856 Non-GAAP Roll-forward: Restructuring Charges $0.28000000000000003 $0.28000000000000003 Product Retrofit Costs $0.09 $0.09 Earnings Per Share Non-GAAP $0.1138255033557047 $0.15207547169811322 $0.36766867067468267 $0.63521332085060855 EPS (extended) $0.1138255033557047 $0.15207547169811322 $0.36766867067468267 $0.63521332085060855 EPS (Non-GAAP) Calculated from presented Nob-GAAP Net Income Net Income Non-GAAP 848 1,089 2,752 4,689 Diluted Shares Outstanding 7,450 7,420 7,485 7,477 Earnings Per Share Non-GAAP $0.1138255033557047 $0.1467654986522911 $0.36766867067468267 $0.62712317774508497 EPS (extended) $0.1138255033557047 $0.1467654986522911 $0.36766867067468267 $0.62712317774508497 BalanceType A A Conversion PERIOD 01 2026 01 2025 Year 2026 2025 Format QTR QTR Period 1 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Segment Sales and Profit (Unaudited, $ in thousands) Three MonthsEnded ($ in thousands) April 30,2025 April 27,2024 AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Revenue: [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $26,289.137561799002 $23,185 [40000.49999,/47001] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 11,419.105394 9,776 Total Revenue $37,708.242955799004 $32,961 Gross Profit: [40000.69999] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $8,727.905666840008 $8,326 [40000.69999] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 3,925.3529689440002 3,646 Gross Profit $12,652.443535628001 $11,972 Gross Profit Margin: Product Identification 0.33196564726282313 0.3591114945007548 Aerospace 0.34375310792792219 0.37295417348608839 Gross Profit Margin 0.33553521839930311 0.36321713540244532 Segment Operating Income: [40000.79999] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Product Identification $2,790.8701496630001 $2,991 [40000.79999] * [110310,110320,110350,200300,200310,400300,500300,600300,110200,110210,110220,110230,110240,110250,110260,110290,120030,200200,200210,500200,600200] * * * * * * * * Aerospace 2,763.9729689620003 1,722 Total Segment Operating Income $5,554.843118625 $4,713 Segment Operating Margin: Product Identification 0.10616058222154995 0.12900582273021349 Aerospace 0.24204811792124178 0.17614566284779051 Total Segment Operating Margin 0.14731110980525658 0.14298716665149722 [70000.79999] * [7*,8*,999999] * * * * * * * * Corporate Expense -4,983.5667889699998 -3,367 [80001.80004,/80004] Operating Income $571.27632965500015 $1,346 added "Non-GAAP" [80051.80058,/80054] * * * * * * * * * * Interest Expense $896.62556303300005 $482 [81001.81006,81051.81053] * * * * * * * * * * Other (Income)/Expense, net -25.001847976999997 117 [811001.81126] Income (Loss) Before Income Taxes $-,301.34738540099988 $747 [90001.90002] * * * * * * * * * * Income Tax Provision (Benefit) 75.115403541999996 -,434 Net Income (Loss) $-,376.46278894299985 $1,181 Three Months Ended April 30,2025 April 27,2024 $ Variance % Variance January 31,2025 $ Variance % Variance Revenue $37,708.242955798996 $32,960.737248111 $4,746.5057076879966 0.14400484042449693 $37,361 $347.24295579899626 .9% Gross Profit $12,652.472639937994 $11,971.776363904002 $679.69627603399204 5.7% $12,737 $-84.527360062005755 -0.7% Gross Profit Margin 0.33553599022815839 0.36321324592307508 0.34091699900966249 Non-GAAP Gross Profit $13,052.790654748997 $11,971.776363904002 $1,081.142908449943 9.3% $12,799 $253.79065474899653 1.9828944038518363 Non-GAAP Gross Profit Margin 0.34615218402112424 0.36321324592307508 0.34257648349883568 Operating Income (Loss) $571.30543396499343 $1,345.861899082 $-,774.55646511700661 -0.57550961628776653 $,-12,311 $12,882.305433964993 -1.0464060948716589 Operating Margin 1.5150677655139451 4.0832275350853452 -0.32951473461631114 98592 Non-GAAP Operating Income $1,526.7514035859965 $1,345.861899082 $180.88950450399648 0.13440420939724912 $1,408 $118.75140358599651 8.4% 95721 Non-GAAP Operating Income Margin 4.0488532053207314 4.0832275350853452 3.7686357431546268 1422 Net Income (Loss) $-,376 $1,181 $-1,557 -1.3183742591024556 $,-15,600 $15,224 -0.97589743589743594 1449 Non-GAAP Net Income $354 $1,181 $-,827 -0.70025402201524134 $419 $-65 -0.15513126491646778 Adjusted EBITDA $3,148 $2,465 $683 0.27707910750507098 $2,793 $355 0.12710347296813462 Adjusted EBITDA Margin 8.3% 7.5% 7.5% BalanceType A A Conversion PERIOD 03 2026 03 2025 Year 2026 2025 Format QTR YTD QTR Period 1 3 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy ASTRONOVA, INC. Reconciliation of GAAP to Non-GAAP Items for PI Segment Amounts In Thousands (Unaudited) * MTEX Three Months Ended April 30, 2025 Three Months Ended April 27, 2024 Non-GAAP AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Total PI Segment as Reported MTEX as Reported Inventory Step-Up MTEX-related Acquisition Costs Adj MTEX PI Excluding MTEX Total PI Segment as Reported (1) [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Net Revenue $26,289.137561799002 $675.79938605799998 $0 $0 $675.79938605799998 $25,613.338175741002 $23,185 [50000.69999] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Cost of Revenue 17,562.47002746 556.73909404899996 -60.82950718 495.90958686899995 17,005.307908697003 14,859 59008 Gross Profit 8,727.905590530019 119.06029200900002 60.82950718 0 179.88979918900003 8,608.302670439996 8,326 [70000.79999,/72020] * [200100,200110,200120,200130,300100,400100,500100] * * * * * * * * Selling & Marketing 5,048.8343174790007 629.84244099299997 -4.2277355999999999 625.61470539300001 4,418.9918764860004 4,598 [70000.79999] * [600100,600110] * * * * * * * * Research & Development 887.38609954200001 170.94713286300001 170.94713286300001 716.43896667900003 737 72020 * [200100,200110,200120,200130,400100,500100] * * * * * * * * Goodwill Impairment 0 0 0 0 0 0 [62010,72010,56400] Operating Expenses 5,936.2204170210007 0 800.78957385599995 0 0 0 -4.2277355999999999 796.56183825599999 0 5,135.4308431650006 5,335 55351 Segment Operating Profit (Loss) $2,790.8701420320012 $0 $-,681.72928184699992 $0 $60.82950718 $0 $4.2277355999999999 $-,616.67203906700001 $0 $3,472.599423878999 $2,991 70322 [50000.69999,/57001] Twelve Months Ended April 30, 2025 Twelve Months Ended April 27, 2024 Non-GAAP Total PI Segment as Reported MTEX as Reported Inventory Step-Up Goodwill Impairment Adj MTEX PI Excluding MTEX Total PI Segment as Reported [40000.49999,/47001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Net Revenue $26,289.137561799002 $675.79938605799998 $675.79938605799998 $25,613.338175741002 $-2,146,826,273 [50000.69999,/57001] * [110110,110120,110150,110160,120001.120008,120020.120022,200100,200110,200120,200130,400100,500100,600100,600110] * * * * * * * * Cost of Revenue 17,546.474485114999 556.73909404899996 -60.82950718 495.90958686899995 16,989.735391066002 -2,146,826,273 59008 Gross Profit 8,742.6630766840026 119.06029200900002 60.82950718 0 179.88979918900003 8,623.6027846750003 0 [70000.79999,/72020] * [200100,200110,200120,200130,300100,400100,500100] * * * * * * * * Selling & Marketing 5,048.8343174790007 629.23772099299993 629.23772099299993 4,419.5965964860006 -2,146,826,273 [70000.79999] * [600100,600110] * * * * * * * * Research & Development 887.38609954200001 170.94713286300001 170.94713286300001 716.43896667900003 -2,146,826,273 72020 [200100,200110,200120,200130,400100,500100] * * * * * * * * Goodwill Impairment 0 0 0 0 0 -2,146,826,273 [62010,72010,56400] Operating Expenses 5,936.2204170210007 0 800.1848538559999 0 0 0 0 800.1848538559999 0 5,136.355631650009 -6,440,478,819 55351 Segment Operating Profit (Loss) $2,806.4426596630019 $0 $-,681.12456184699988 $0 $60.82950718 $0 $0 $-,620.29505466699993 $0 $3,487.5672215099994 $6,440,478,819 Note: Segment Operating Profit(Loss) excludes General & Administrative Expenses. MTEX General & Administrative Expenses of $236k for the three months ended April 30, 2025 results in adjusted MTEX Non-GAAP Operating Loss of $853k for the three months ended April 30, 2025. (1) No adjustments made for the three months ended April 27, 2024. BalanceType A A A A A A Conversion PERIOD 03 2025 06 2025 09 2025 12 2025 12 2025 03 2026 Year 2025 2025 2025 2025 2025 2026 Format QTR QTR QTR QTR YTD QTR Period 1 2 3 4 12 1 Designer GL NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro NetSuiteConsolidated_Base_Astro Budget Category Legacy Legacy Legacy Legacy Legacy Legacy ASTRONOVA, INC. Bookings and Backlog (Unaudited, $ in thousands) AccountNumber Class Department Location Subsidiary AccountingBook BusUnit ProdGroup RevGroup RevType SalesCat Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY 2025 Q1 FY26 [40000.49999,/47001] * * * * * * * * * * Sales $32,960.737248111 $40,538.803093787996 $40,422.214670606998 $37,361.460047741006 $,151,283.21506024699 $37,708.242955798996 Bookings $33,122 $35,799 $37,615 $38,576 $,145,112 $34,893 Backlog $31,556 $29,900 $27,092 $28,307 $28,307 $25,491 Book:Bill 1.0048925711422987 0.88307984617053714 0.9305526752187514 1.0325078289420979 0.95920753629020006 0.92534144433356447

Non-GAAP Reconciliation of Fiscal Year 2014 Adjusted EBITDA Margin     Twelve Months Ended     January 31, 2014       Net Income $ 1,237 Interest Expense - Income Tax Expense 175 Depreciation & Amortization 1,279 EBITDA $ 2,692 Share-Based Compensation 562 Product Replacement Costs 222 Retirement Package for Executive 390 Acquisition Related Expense 64 Adjusted EBITDA $ 3,931       Revenue 68,592 Net Income (Loss) Margin 1.8% Adjusted EBITDA Margin 5.7%

Important Additional Information In connection with its 2025 Annual Meeting of Shareholders, AstroNova has filed a definitive proxy statement with the SEC and caused it to be mailed, together with an annual report and proxy card, to each of our shareholders. The proxy statement and a copy of the other materials that we file with the SEC from time to time, including our Annual Report on Form 10-K, as amended, for the fiscal year ended January 31, 2025, may be obtained free of charge via the Internet at www.sec.gov and through the Investor Relations page of our corporate website, https://investors.astronovainc.com/investors/financial-reports/annual-reports- and-proxy/default.aspx. In addition, investors and security holders may obtain free copies of the proxy statement, the annual report and other proxy materials by directing a written request to ALOTproxy@allianceadvisors.com.   The proxy statement and other relevant materials we have made or will make available contain important information about the director nominees and the other matters to be voted upon by shareholders at the 2025 Annual Meeting of Shareholders. AstroNova urges shareholders to read the proxy statement, and any other relevant materials we make available, before making any decision with respect to the matters to be voted upon at the 2025 Annual Meeting of Shareholders, including the election of directors.